UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

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Novavax, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOVAVAX, INC.
NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD WEDNESDAY, JUNE 15, 2011

To the Stockholders of Novavax, Inc.:

NOTICE IS HEREBY GIVEN that the 2011 Annual Meeting of Stockholders (the “Meeting”) of Novavax, Inc., a Delaware corporation (the “Company”), will be held on Wednesday, June 15, 2011 at 10:00 a.m., local time, at the Company’s headquarters at 9920 Belward Campus Drive, Rockville, Maryland 20850 for the purpose of considering and voting upon the following proposed matters:

1.	To elect a director as a Class I director to serve on the Board of Directors for a three-year term expiring at the 2014 Annual Meeting of Stockholders;
2.	To ratify the appointment of Grant Thornton LLP, an independent registered public accounting firm, as the independent auditor of the Company for the year ending December 31, 2011;
3.	To increase the number of shares of the Company’s common stock available for issuance under the Company’s 2005 Stock Incentive Plan by 3,000,000 shares;
4.	To consider and vote whether to approve, on an advisory basis, the compensation paid to our Named Executive Officers;
5.	To consider and vote, on an advisory basis, on how frequently we should seek approval from our stockholders, on an advisory basis, of the compensation paid to our Named Executive Officers; and
6.	To transact such other business which may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors has no knowledge of any other business to be transacted at the Meeting.

The Board of Directors of the Company has fixed the close of business on April 20, 2011 as the record date for determining stockholders of the Company entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

A copy of the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2010, which contains financial statements and other information of interest to stockholders, accompanies this Notice and the attached Proxy Statement.

By Order of the Board of Directors,
John A. Herrmann III Corporate Secretary

Rockville, Maryland
April 30, 2011

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE OVER THE INTERNET OR BY TELEPHONE AS PER THE INSTRUCTIONS ON THE ENCLOSED PROXY OR COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. POSTAGE IS NOT NEEDED IF MAILED IN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDERS MEETING TO BE HELD ON JUNE 15, 2011
The Company’s Proxy Statement for the 2011 Annual Meeting of Stockholders and the Company’s
Annual Report to Stockholders for the fiscal year ended December 31, 2010 are available at
www.edocumentview.com/NVAX.

NOVAVAX, INC.
9920 Belward Campus Drive
Rockville, Maryland 20850

PROXY STATEMENT
For the Annual Meeting of Stockholders
To Be Held Wednesday, June 15, 2011

INFORMATION CONCERNING THE MEETING

This Proxy Statement is being furnished to stockholders in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Novavax, Inc. (“Novavax” or the “Company”) for use at the Annual Meeting of Stockholders to be held on Wednesday, June 15, 2011 at 10:00 a.m. local time at the Company’s headquarters at 9920 Belward Campus Drive, Rockville, Maryland 20850 and at any adjournments or postponements thereof (the “Meeting”). The Notice of Meeting, this Proxy Statement, the enclosed proxy and the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2010 are being mailed to stockholders on or about April 30, 2011.

What is the purpose of the meeting?

At the Meeting, stockholders will act upon the following matters:

•	To elect one director as a Class I director to serve on the Board of Directors, for a three-year term expiring at the 2014 Annual Meeting of Stockholders;
•	To ratify the appointment of Grant Thornton LLP, an independent registered public accounting firm, as the independent auditor of the Company for the year ending December 31, 2011;
•	To increase the number of shares of the Company’s common stock available for issuance under the Novavax, Inc. Amended and Restated 2005 Stock Incentive Plan by 3,000,000 shares;
•	To consider and vote whether to approve, on an advisory basis, the compensation paid to our Named Executive Officers;
•	To consider and vote, on an advisory basis, on how frequently we should seek approval from our stockholders, on an advisory basis, of the compensation paid to our Named Executive Officers; and
•	To transact such other business which may properly come before the Meeting or any adjournment or postponement thereof.

In addition, management will report on the Company’s performance during fiscal year 2010 and respond to questions from stockholders.

Who is entitled to vote?

The Board of Directors has fixed Wednesday, April 20, 2011, as the record date for determining the stockholders entitled to receive notice of and to vote at the Meeting (the “Record Date”). The only class of stock of the Company entitled to vote at the Meeting is its Common Stock, $0.01 par value (the “Common Stock”). Only the record holders of shares of Common Stock at the close of business on the Record Date may vote at the Meeting. On the Record Date, there were 112,100,284 shares of Common Stock outstanding and entitled to be voted. Each share entitles the holder to one vote on each of the matters to be voted upon at the Meeting.

How do I vote?

A stockholder may vote by mail, internet or telephone as directed by the enclosed proxy.

What constitutes a quorum?

The presence in person or by proxy of the holders of a majority of the shares of Common Stock issued and outstanding on the Record Date and entitled to vote is required to constitute a quorum at the Meeting. If a quorum is not present, the stockholders entitled to vote who are present in person or represented by proxy at the Meeting have the power to adjourn the Meeting until a quorum is present, without notice other than an announcement at the Meeting, so long as such adjournment is less than 30 days and a new record date is not fixed. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the Meeting as originally scheduled.

How does discretionary voting authority apply?

All properly executed proxies will be voted in accordance with the instructions of the stockholder. Broker non-votes occur when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, which generally govern this issue regardless of the exchange on which the company is listed, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, equity compensation matters, and the election of directors, even if not contested.

Most brokers are permitted to vote your shares only with respect to the ratification of the appointment of Grant Thornton LLP as the Company’s independent auditor for the year ending December 31, 2010, even if they do not receive instructions from you in a timely manner, so long as they hold your shares in their name and have requested your instructions.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, John A. Herrmann III or Frederick W. Driscoll will vote in accordance with the recommendation of the Board. The Board recommends a vote:

FOR the election of Rajiv Modi, Ph.D. to serve on the Board of Directors for a three year term expiring at the 2014 Annual Meeting of Stockholders;

FOR the ratification of the appointment of Grant Thornton LLP as the independent auditor of the Company for the year ending December 31, 2011;

FOR the increase of additional shares of the Company’s common stock available for issuance under the Company’s Amended and Restated 2005 Stock Incentive Plan by 3,000,000 shares;

FOR the approval, on an advisory basis, of the compensation paid to the Company’s Named Executive Officers; and

Every THREE YEARS as to how frequently, on an advisory basis, the Company should seek approval from its stockholders of the compensation paid to our Named Executive Officers.

With respect to any other matter that properly comes before the Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

Election of Directors.  Directors are elected by a plurality of the votes. The two nominees for director receiving the highest number of votes cast by stockholders entitled to vote for directors will be elected to serve on the Board. Only the number of votes FOR a nominee affect the outcome. Accordingly, votes withheld, broker non-votes, and abstentions will have no effect on the result of the vote on this matter.

Ratification of Independent Registered Public Accounting Firm.  The ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year 2011 requires the affirmative vote of the holders of a majority of the votes present in person or represented by proxy and entitled to be cast at the Annual Meeting. A properly executed proxy marked “abstain” with respect to this proposal will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

Amendment to Stock Incentive Plan.  Approval of the 2011 Amendment to the 2005 Plan to increase the number of shares reserved for issuance under such plan by 3,000,000 shares requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and voting on the matter. Abstentions and broker non-votes will not be counted as shares voting on such matter and accordingly will have no effect on the approval of this matter.

Say-on-Pay.  Because this proposal asks for a non-binding, advisory vote, there is no “required vote” that would constitute approval. We value the opinions expressed by our stockholders in this advisory vote, and our Compensation Committee, which is responsible for overseeing and administering our executive compensation programs, will consider the outcome of the vote when designing our compensation programs and making future compensation decisions for our named executive officers. Abstentions and broker non-votes, if any, will not have any impact on this advisory vote.

Say-on-Frequency.  This proposal also calls for a non-binding, advisory vote. Our Board has recommended that the advisory vote by stockholders on the compensation paid to our Named Executive Officers should occur once every three years; however, if another frequency receives more votes, our Board will take that fact into account when making its decision on how often to hold advisory votes on our Named Executive Officer compensation. Abstentions and broker non-votes, if any, will not have any effect on the results of those deliberations.

Can I change my vote after I return my proxy card?

Stockholders may revoke proxies at any time before they are exercised at the Meeting by (a) signing and submitting a later-dated proxy to the Secretary of the Company; (b) delivering written notice of revocation to the Secretary of the Company; or (c) voting in person at the Meeting. Attendance at the Meeting will not itself be deemed to revoke a proxy unless the stockholder gives affirmative notice at the Meeting that the stockholder intends to revoke the stockholder’s proxy and vote in person.

Who bears the cost of solicitation of proxies?

The Company will bear the cost of soliciting proxies. In addition to solicitations by mail, the Company’s directors, officers and regular employees may, without additional remuneration, solicit proxies by telephone, email, facsimile and in person. The Company will also request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy materials to those persons for whom they hold shares and request instructions for voting the proxies. The Company will reimburse such brokerage houses and other persons for their reasonable expenses in connection with this distribution.

Will every stockholder receive a Proxy Statement?

Certain stockholders who share the same address may receive only one copy of this Proxy Statement and the 2011 Annual Report to Stockholders in accordance with a notice delivered from such stockholders’ bank, broker or other holder of record, unless the applicable bank, broker or other holder of record received contrary instructions. This practice, known as “householding,” is designed to reduce printing and postage costs. If you own your shares through a bank, broker or other holder of record and wish to either stop or begin householding, you may do so, or you may request a separate copy of the Proxy Statement or the Annual Report, either by contacting your bank, broker or other holder of record at the telephone number or address provided in the above referenced notice, or contacting Novavax by telephone at (240) 268-2000 or in writing to Novavax, Inc., 9920 Belward Campus Drive, Rockville, Maryland 20850, Attention: Secretary. If you request to begin or stop householding, you should provide your name, the name of your broker, bank or other record holder, and your account information.

When are stockholder proposals due for the 2012 Meeting?

Stockholder proposals for inclusion in the Company’s proxy statement:  Stockholders who wish to present proposals for inclusion in the Company’s proxy materials for the Company’s 2012 annual meeting should follow the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and the Company’s By-laws. Those procedures require that the Company receive a stockholder proposal in writing at the Company’s principal executive offices no later than December 31, 2011. If the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of this year’s annual meeting (June 15, 2011), then the deadline is a reasonable time before the Company begins to print and send its proxy materials.

Other stockholder proposals:  Under the Company’s By-laws, stockholders who wish to include a proposal in the Company’s 2012 annual meeting of stockholders (but do not wish to include such proposal in the Company’s proxy materials) must give the Company timely written notice. To be timely, the Company’s By-laws provide that such notice must be received by the Company at its principal executive offices not less than 60 days nor more than 90 days prior to the meeting. However, if less than 70 days’ prior notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice will be considered timely if it is received no later than the close of business on the 10th day following the date on which such notice was mailed or public disclosure was made of the meeting date (whichever occurred first).

In addition to being timely, any such notice must set forth as to each matter the stockholder proposes to bring before the annual meeting:

•	a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the annual meeting;
•	the name and address, as they appear on the Company’s books, of the stockholder proposing such business;
•	the number of shares of the Company which are beneficially owned by the stockholder; and
•	any material interest of the stockholder in such proposal.

Please note that if the stockholder proposes to nominate a director for election to the Company’s board of directors, the procedures described under the caption “Nomination Procedures” herein relating to director nominations must be followed.

PROPOSAL I — ELECTION OF CLASS I DIRECTOR

Pursuant to the Company’s Charter, the Company’s Board of Directors may consist of no fewer than three directors, with the specific number to be authorized by the Board of Directors from time to time at its discretion. The Board of Directors is presently authorized to consist of eight members, and includes the following seven individuals: Richard J. Douglas, Ph.D., Stanley C. Erck, Gary C. Evans, John O. Marsh, Jr., Michael A. McManus, Jr., Rajiv I. Modi, Ph.D., and James F. Young, Ph.D.

The members of the Company’s Board of Directors are divided into three classes, designated Class I, Class II and Class III, each serving staggered three-year terms. The terms of the Class I directors expire at the Meeting. The terms of the Class II and Class III directors will expire at the 2012 and 2013 Annual Meetings of Stockholders, respectively. A director of any class who is elected by the Board of Directors to fill a vacancy resulting from an increase in the number of directors holds office for the remaining term of the class to which he or she is elected. A director who is elected by the Board to fill a vacancy arising in any other manner holds office for the remaining term of his or her predecessor. Directors elected by the stockholders at an annual meeting to succeed those whose terms expire at such meeting are of the same class as the directors they succeed and are elected for a term to expire at the third annual meeting of stockholders after their election and until their successors are duly elected and qualified.

In the event of any increase or decrease in the authorized number of directors, the newly created or eliminated directorships must be apportioned by the Board among the three classes so as to ensure that no one class has more than one director more than any other class, unless otherwise determined by a resolution of the Board. However, no existing director may be reclassified from one class to another and, therefore, the number of directors in each class may become temporarily imbalanced.

One director is to be elected at the Meeting. The Board of Directors, after recommendation by the Nominating and Corporate Governance Committee, has designated Dr. Modi as a nominee for re-election as a Class I director of the Company at the Meeting. Pursuant to a rule previously adopted by the Board, director may not stand for election or re-election after serving ten years on the Board or after the age of 75, unless the Board makes an affirmative determination that, because of the importance and value of the continued service of a director, the rule should be waived.

If elected, the nominee will serve until the expiration of his term at the 2014 Annual Meeting of Stockholders and until his successor is elected and qualified. The nominee has consented to being named in this Proxy Statement and to serve if elected. The Board of Directors has no reason to believe that the nominee named herein will be unable or unwilling to serve if elected. If the nominee becomes unavailable to serve as a director, the persons named in the proxy will vote the proxy for a substitute nominee or nominees as they, in their discretion, shall determine.

The election of directors requires the affirmative vote of a plurality of the votes cast by stockholders entitled to vote at the Meeting. Accordingly, abstentions, broker non-votes and votes withheld for a nominee will not have any effect on the election of a director.

The principal occupation and qualifications of the nominee for director, as of March 30, 2011, is as follows:

Nominee for Election as Class I Director

Name	Age	Director Since	Principal Occupation, Other Business Experience and Other Directorships
Rajiv I. Modi, Ph.D.	51	2009	Managing Director of Cadila Pharmaceuticals, Ltd. (“Cadila”), a company organized in India, since 1995 and Director of other Cadila Group Companies. Dr. Modi was elected to the Board based upon his relationship with one of the Company’s largest stockholders. As of April 20, 2010, Satellite Overseas (Holdings) Limited, a subsidiary of Cadila, holds approximately 11.2% of the Company’s outstanding Common Stock and, for so long as it holds at least 5% of the outstanding Common Stock, the Board will nominate for election as a director one representative of Cadila. Dr. Modi has extensive leadership experience, as well as technical expertise in the development and manufacturing of pharmaceutical products. He also brings broad experience in international joint ventures and pharmaceutical sales.

********************

The principal occupations and qualifications of each of the continuing directors are as follows:

Directors Continuing as Class II Directors

Name	Age	Director Since	Principal Occupation, Other Business Experience and Other Directorships
Richard H. Douglas	58	2010	Senior Vice President Corporate Development, Genzyme Corporation. Dr. Douglas has over 25 years of biotechnology experience having served in Corporate Development roles at Genzyme Corporation since 1989. During his years as the leader of Genzyme’s Corporate Development and Corporate Venture teams, Dr. Douglas has been involved in numerous acquisitions, licenses, joint ventures, investments and strategic alliances. From 1982 until its merger with Genzyme Corporation in 1989, Dr. Douglas served in Science and Corporate Development capacities at Integrated Genetics. Dr. Douglas was a postdoctoral fellow in Leroy Hood’s laboratory at the California Institute of Technology. He received a Ph.D. from the University of California, Berkeley in biochemistry and a B.S. in chemistry from the University of Michigan. He currently serves on the University of Michigan Technology Transfer National Advisory Board.

Name	Age	Director Since	Principal Occupation, Other Business Experience and Other Directorships
Gary C. Evans	52	1998	Lead Independent Director of Novavax since March 2007. Mr. Evans was Chairman of the Board of Directors of Novavax from April 2005 until March 2007. He has been Chairman and Chief Executive Officer of Magnum Hunter Resources Corporation, a NYSE Amex listed oil and gas company, since May 2009 and has been Chairman, President, Chief Executive Officer and Founder of GreenHunter Energy, Inc., a NYSE Amex listed alternative energy company, since 2007. He was Chairman of the Board of Directors and Chief Executive Officer of its predecessor, Hunter Resources, Inc., from 1985 to 1995. Mr. Evans is currently a trustee of TEL Offshore Trust, a NASDAQ listed oil and gas trust and a Board member of Global Hunter Securities, LLC since 2005. Mr. Evans is a serial entrepreneur, having founded, grown and provided successful exit strategies for several companies and is highly skilled in capital raising activities, a critical issue for the Company. As a chief executive officer, Mr. Evans brings a significant amount of leadership experience.
John O. Marsh, Jr., J.D.	83	1991	Distinguished Adjunct Professor of Law at George Mason University. Mr. Marsh was the Co-Chair of the Independent Review Group for Walter Reed Hospital and Bethesda Navy Medical Center. Mr. Marsh was a Visiting Professor of Ethics at Virginia Military Institute in 1998. He served as Interim Chief Executive Officer of Novavax from July 1996 to March 1997 and as Chairman of the Company’s Board of Directors from July 1996 to February 1997. He was Secretary of the Army from 1981 to 1989, a Counselor with Cabinet rank to the President of the United States from 1974 to 1977, Assistant for National Security Affairs to Vice President of the United States in 1974, and Assistant Secretary of Defense from 1973 to 1974. Mr. Marsh was a U.S. Representative in Congress from 1963 to 1971. He has been awarded the Department of Defense Distinguished Public Service Award on six occasions and was awarded the Presidential Citizens Medal from President Reagan. Mr. Marsh brings significant experience in government affairs and has a vast network of contacts in the U.S. government, including political appointees and elected officials. In addition, Mr. Marsh has a keen skill of recognizing leadership skills in management, areas for improvement, and developing those leadership skills within the Company’s management team.

Directors Continuing as Class III Directors

Name	Age	Director Since	Principal Occupation, Other Business Experience and Other Directorships
Stanley C. Erck	62	2009	President, Chief Executive Officer and Director of Novavax since April 2011, former Executive Chairman of Novavax from February 2010 until April 2011, and a Director since June 2009. From 2000 to 2008, Mr. Erck served as President, Chief Executive Officer and Director of Iomai Corporation, a developer of vaccines and immune system therapies, which was acquired in 2008 by Intercell. He also previously held leadership positions at Procept, a publicly traded immunology company, Integrated Genetics, now part of Genzyme, and Baxter International. Mr. Erck also serves on the Board of Directors of BioCryst Pharmaceuticals, MaxCyte, Inc. and The MdBio Foundation. Mr. Erck brings a significant amount of leadership skills to the Board. He is a serial entrepreneur in the biotechnology industry, having grown and provided successful exit strategies, including two IPO’s and a sale, for several companies. In addition, Mr. Erck has several years of experience serving on the boards of other public companies.
Michael A. McManus, Jr., J.D.	67	1998	President, Chief Executive Officer and Director of Misonix, a medical device company, since October 30, 1998. Mr. McManus served as President, Chief Executive Officer and Director of New York Bancorp Inc. from 1991 through March 1998. He also served as President and Chief Executive Officer of Home Federal Savings Bank, the principal subsidiary of New York Bancorp Inc., from February 1995 through March 1998. From 1990 through November 1991, Mr. McManus was President and Chief Executive Officer of Jamcor Pharmaceuticals Inc. Mr. McManus served as an Assistant to the President of the United States from 1982 to 1985 and held positions with Pfizer Inc. and Revlon Group. Mr. McManus received a BA in economics from the University of Notre Dame and a JD from the Georgetown University Law Center. Mr. McManus served in the U.S. Army Infantry from 1968 through 1970. He currently serves as a member of the Board of Directors of A. Schulman Inc. Mr. McManus is a recipient of the Ellis Island Medal of Honor. He has overseen the successful growth and development of life sciences companies and, as chief executive officer of two public companies, has significant experience reading and understanding financial statements and is financially sophisticated.

Name	Age	Director Since	Principal Occupation, Other Business Experience and Other Directorships
James F. Young. Ph.D.	57	2010	Chairman of the Board of Directors of Novavax since April 2011 and a Director of Novavax since April 2010. Dr, Young was the former President, Research and Development, at MedImmune, Inc. He has over 30 years of experience in the fields of molecular genetics, microbiology, immunology, and pharmaceutical development. From December 2000 until June 2008, Dr. Young held the position of President, Research and Development, at MedImmune. Dr. Young joined MedImmune in 1989 as Vice President, Research and Development. In 1995, he was promoted to Senior Vice President and in 1999 he was promoted to Executive Vice President, Research and Development. Dr. Young brings his extensive scientific background, particularly in the areas of vaccine research and development.

FOR PROPOSAL NO. 1, THE BOARD RECOMMENDS THAT THE STOCKHOLDERS
VOTE “FOR” THE ELECTION OF THE NOMINEE.

PROPOSAL II — RATIFICATION OF APPOINTMENT OF THE
COMPANY’S INDEPENDENT AUDITOR

The Audit Committee has appointed Grant Thornton LLP as the independent registered public accounting firm to serve as the independent auditor for Novavax in respect of the year ending December 31, 2011. The Board of Directors recommends that the stockholders of Novavax ratify this appointment. Although ratification is not required by the Company’s By-laws or otherwise, the Board is submitting the selection of Grant Thornton LLP to the stockholders for ratification as a matter of good corporate practice.

The affirmative vote of the majority of the shares present in person or represented by proxy at the Meeting and voting on the proposal shall constitute ratification of the selection of Grant Thornton LLP. If the appointment of Grant Thornton LLP as the Company’s independent auditor is ratified, the Audit Committee may, in its discretion, change the appointment at any time during the year should it determine such a change would be in the best interest of the Company and the stockholders. If the stockholders, however, do not ratify the appointment, the Audit Committee will reconsider whether to retain Grant Thornton LLP, but may proceed with the retention of Grant Thornton LLP if it deems it to be in the best interest of the Company and the stockholders.

Representatives of Grant Thornton LLP are expected to be present at the Meeting and will have an opportunity to address the Meeting and respond to appropriate questions.

Principal Accountant Fees and Services

The following is a summary of the fees billed by Grant Thornton LLP for professional services rendered as the Company’s independent registered public accounting firm during the 2010 and 2009 fiscal years, all of which were preapproved by the Audit Committee.

	Grant Thornton LLP
Fee Category	Fiscal 2010($)		Fiscal 2009($)
Audit Fees	337,525	(1)	379,232
Audit-Related Fees	19,147	(2)	—
Tax Fees	59,902	(3)	—
All Other Fees	—		—
Total Fees	416,574		379,232

(1)	Includes $16,579 for services related to the Company’s shelf registration.
(2)	Includes fees for review of the Company’s compliance with Federal Acquisition Regulations in anticipation of a contract with the Department of Health and Human Services, Biomedical Advanced Research and Development Authority (HHS BARDA).
(3)	Includes $15,795 for tax services related to the Company’s application for qualifying therapeutic discovery project tax credits.

Audit Fees.  Consists of fees for professional services rendered in connection with the audit of the Company’s annual consolidated financial statements for 2010 and 2009 and the reviews of the consolidated financial statements included in the Company’s quarterly reports on Forms 10-Q. These amounts included fees billed for annual financial statement and internal control audits, quarterly reviews, and registration statement filings and consents.

Audit-Related Fees.  Consists of fees for assurance and related services that were reasonably related to the performance of the independent registered public accounting firm’s audit or review of the Company’s financial statements.

Tax Fees.  Consists of fees for professional services rendered for tax compliance, tax advice and tax planning for the Company. These amounts represent those billed for tax return preparation for the Company and its subsidiaries.

All Other Fees.  Consists of fees for products and services provided other than those otherwise described above.

Pre-Approval Policies

As contemplated by applicable law and as provided by the Audit Committee’s charter, the Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent registered public accounting firm. In connection with such responsibilities, the Audit Committee is required, and it is the Audit Committee’s policy, to pre-approve the audit and permissible non-audit services (both the type and amount) performed by the Company’s independent registered public accounting firm in an effort to ensure that the provision of such services does not impair the firm’s independence, in appearance or fact.

Under the policy, unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it will require separate pre-approval by the Audit Committee. If fees for a proposed service of a type that has been pre-approved exceed the pre-approved amount, the Audit Committee and the independent registered public accounting firm must confer and the Audit Committee must grant its approval before further work may be performed. For audit services (including the annual financial statement audit, quarterly statement reviews and other procedures required to be performed by the independent registered public accounting firm to be able to form an opinion on the Company’s consolidated financial statements), the independent registered public accounting firm must provide to the Audit Committee in advance an engagement letter, outlining the scope of audit services proposed to be performed with respect to the audit for that fiscal year and associated fees. If agreed to by the Audit Committee, the engagement letter is formally accepted by the committee at its next regularly scheduled meeting.

All permissible non-audit services not specifically approved in advance must be separately pre-approved by the Audit Committee, as noted above. Requests or applications to provide services must be in writing and include a description of the proposed services, the anticipated costs and fees, and the business reasons for engaging the independent registered public accounting firm to perform the services. The request must also include a statement as to whether the request or application is consistent with the SEC’s rules on registered public accounting firm independence.

To ensure prompt handling of unexpected matters, the Audit Committee has delegated authority to pre-approve audit and permissible non-audit services between regularly scheduled meetings of the committee to its Chairman, who is responsible for reporting any pre-approval decisions to the Audit Committee at its next scheduled meeting. Although the Audit Committee has not and will not delegate to management of the Company the Audit Committee’s responsibilities to approve services performed by the independent registered public accounting firm, it has permitted management to get preliminary approval for certain de minimis tasks (provided such tasks do not exceed $50,000 in the aggregate for each fiscal year) performed by other accounting firms. The Audit Committee pre-approved all audit and permissible non-audit services provided to the Company by the independent registered public accounting firm during 2010.

FOR PROPOSAL NO. 2, THE BOARD RECOMMENDS THAT STOCKHOLDERS
VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS
INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011.

PROPOSAL III — AMENDMENT OF 2005 STOCK INCENTIVE PLAN

The 2005 Stock Incentive Plan (the “2005 Plan”) was adopted by our Board of Directors on February 24, 2005 and approved by Novavax’s stockholders on May 4, 2005. The number of shares originally authorized for issuance under the 2005 Plan was 2,565,724 shares, 565,724 shares of which were previously held for reserve under the 1995 Stock Option Plan (the “1995 Plan”) but which were unused.

To the extent that options granted under the 1995 Plan expire unexercised, the shares underlying those options become available for grant under the 2005 Plan. At the time of approval of the 2005 Plan, a maximum of 5,746,468 shares of common stock subject to stock options outstanding under the 1995 Plan may revert to and become issuable under the 2005 Plan, if such options should expire or otherwise terminate unexercised.

On June 20, 2007 Novavax’s stockholders voted to approve an amendment to increase the number of shares under the 2005 Plan by an additional 3,000,000 shares (“2007 Amendment”). As of April 18, 2011, options and other stock awards to purchase 6,277,324 shares of Common Stock were issued and outstanding under the 2005 Plan, and approximately 1,534,125 shares of Common Stock were available for issuance under the 2005 Plan. On March 10, 2011, our Board of Directors approved an amendment to the 2005 Plan, subject to stockholder approval, to increase the number of shares reserved for issuance under this plan by 3,000,000 shares (“2011 Amendment”). The 2011 Amendment is being submitted to the Company’s stockholders for approval.

General

Purpose; Term.  The 2005 Plan provides for the grant to employees, officers and directors of, as well as consultants and advisors to, the Company, of stock options (non-statutory (“NSOs”) and incentive (“ISOs”)), restricted stock awards, stock appreciation rights (“SARs”) and restricted stock units. The stated purpose of the 2005 Plan is to secure for the Company and its stockholders the benefits arising from capital stock ownership by eligible participants who are expected to contribute to the Company’s future growth and success. Unless sooner terminated in accordance with its terms, the 2005 Plan will terminate upon the close of business on February 23, 2015.

Administration.  The 2005 Plan is administered by the Board of Directors, which may, as permitted by and consistent with applicable law, delegate any or all of its powers under the plan to a committee it appoints. Subject to the terms of the 2005 Plan, the Board (or such committee) has the authority to determine the individuals to whom, and the time or times at which, awards are made, the size of each award, and the other terms and conditions of each award (which need not be identical across recipients). The Board also has the authority, subject to the express provisions of the 2005 Plan, to construe the respective agreements under the plan, proscribe, amend and rescind rules and regulations relating to the plan, accelerate or extend the dates options may be exercised or other stock awards may vest, and make all other determinations which are in the Board’s judgment necessary or desirable for the administration of the plan. The Board’s construction and interpretation of the terms and provisions of the 2005 Plan are final and conclusive.

Initial Stock Subject to 2005 Plan; Transfer of Shares from 1995 Plan; Amendments.  The number of shares of Common Stock that were initially set aside and reserved for issuance under the 2005 Plan was 2,565,724 shares (which amount is subject to adjustment as described herein), including 565,724 unused shares transferred from the 1995 Plan. In addition, at the time of approval of the 2005 Plan, a maximum 5,746,468 shares of common stock subject to stock options outstanding under the 1995 Plan may revert to and become issuable under the 2005 Plan, if such options should expire or otherwise terminate unexercised. The 2007 Amendment increased the number of shares by an additional 3,000,000 shares. The proposed 2011 Amendment to the 2005 Plan will increase the number of shares of Common Stock available under the plan by 3,000,000 shares, subject to stockholder approval.

The 1995 Plan continues to exist, and stock options previously granted under the 1995 Plan remain in existence in accordance with their terms. However, no new awards will be made under the 1995 Plan. If any existing stock options granted under the 1995 Plan should for any reason expire or otherwise terminate, in whole or in part, in the future without having been exercised in full, the shares of Common Stock that are not acquired shall revert to and become available for issuance under the 2005 Plan. There are currently 527,150 shares of Common Stock subject to existing options under the 1995 Plan as of April 18, 2011.

Reversion of Shares.  There are certain circumstances under which shares of Common Stock that are already subject to an outstanding award under the 2005 Plan may revert to such plan and become available for reissuance. Specifically, if a stock award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full (i.e., in the case of a stock option, SAR or restricted stock unit), or if any shares of Common Stock issued to a recipient pursuant to an award are forfeited back to or are repurchased by the Company (i.e., in the case of restricted stock), then the shares represented by such awards shall revert to and again become available for issuance under the 2005 Plan. A forfeiture or repurchase of stock may occur, for example, because of a recipient’s failure to satisfy a contingency or condition that is required for the vesting of such shares. Restricted stock that has been issued, and which is then repurchased by the Company, shall only be reissued in the form of awards other than incentive stock options.

Effect on Share Reserve of Use of Shares to Cover Tax Withholding.  The Board has discretion under the 2005 Plan to allow a recipient of a stock option to use shares of Common Stock to satisfy the tax-withholding requirement that may arise upon exercise of such option. The shares may be shares previously owned by the recipient, or may be the shares acquired from the exercise of the option. Any shares of Common Stock that are not delivered to a recipient because those shares are used to satisfy the payment of taxes will revert to the share reserve under the 2005 Plan and shall again become available for issuance in the future.

Effect on Share Reserve of a “Net Exercise” or Cashless Exercise of Stock Options.  Payment of the exercise price of a stock option may be made in cash or check payable to the Company. The Board may also provide in the applicable stock option agreement under the 2005 Plan that a recipient may use shares of already-owned Common Stock to satisfy payment of the exercise price, or any other means approved by the Board (including a “net exercise” in which the Company withholds a number of shares that would otherwise be issued to a recipient upon the exercise of the option that have a fair market value equal to the option exercise price). Any shares of Common Stock that are not delivered to a recipient because those shares are used to satisfy the payment of the exercise price will revert to the share reserve under the 2005 Plan and shall again become available for issuance in the future.

Maximum Number of Shares Issued through Incentive Stock Options.  The maximum aggregate number of shares that may be issued under the 2005 Plan through the exercise of incentive stock options is 14,312,192, subject to stockholder approval of the 2011 Amendment to the 2005 Plan.

Eligible Participants.  Subject to certain limitations, awards under the 2005 Plan of non-statutory options (“NSOs”), restricted stock awards, restricted stock units and SARs may be granted to any employee, officer, director, consultant or advisor to the Company. Only employees of the Company may be granted incentive stock options (“ISOs”) under the 2005 Plan. As of April 18, 2011, the Company had 96 full-time employees and six members of the Board of Directors who were not employees of the Company.

Plan Amendments and Termination.  The Board of Directors may at any time, and from time to time, modify or amend the 2005 Plan in any respect, provided that no such modification or amendment may adversely affect the rights of a recipient under an existing stock award. In addition, if at any time the approval of the stockholders of the Company is required under Section 422 of the Code or any successor provision with respect to ISOs, or under Rule 16b-3 under the Exchange Act (if then applicable) or other applicable rules and regulations, the Board of Directors may not effect such modification or amendment without such approval.

The Board may at any time suspend or terminate the 2005 Plan, provided that any such suspension or termination shall not adversely affect the rights of a recipient under any award previously granted while the 2005 Plan is in effect except with the consent of the recipient.

Options

The following is a description of the permissible terms of stock options under the 2005 Plan. Individual option grants may be more restrictive as to all or any of the permissible terms described below.

Option Duration.  The term of each ISO shall be 10 years from the date of grant or such shorter term as the Board determines, except that in the case of an ISO that is awarded to an employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the term of the ISO must be five years or such shorter period as the Board determines. The term of each NSO is as determined by the Board. The term of any option granted under the 2005 Plan, and all other materials terms and conditions of such option, will be evidenced by an option agreement between the Company and the recipient.

Exercise Price.  The exercise price for any NSO granted under the 2005 Plan shall be as determined by the Board of Directors, and may be less than the “Fair Market Value” of the Common Stock on the date of grant if the Board so provides. The exercise price for any ISO may not be less than 100% of the Fair Market Value of the Common Stock on the date of grant. If such ISO is granted to an employee who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parents or subsidiaries, the exercise price may not be less than 110% of the Fair Market Value on the date of grant.

Fair Market Value.  For purposes of the 2005 Plan, if the Common Stock is listed on an established stock exchange or traded on the NASDAQ Global Market or the NASDAQ Capital Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable. If the day of determination is not a market-trading day, then the trading day prior to the day of determination shall be used. In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

Exercise of Option and Payment for Stock.  Stock options are exercisable at such time or times and subject to such conditions as set forth in the agreement evidencing such option, subject to the provisions of the 2005 Plan.

Under the current form of stock option agreement approved by the Board for use under the 2005 Plan (which is subject to change), options vest and become exercisable in accordance with the following schedule: (a) 25% on each of the first four anniversaries of the date of grant for employees, and (b) in full on the six-month anniversary of the date of the grant for directors. The Board has authority to accelerate the time at which an option may vest or be exercised. See “Corporate Changes” below for a description of how options vest upon a change in control of the Company.

The consideration to be paid for shares to be issued upon exercise of an option may be made by (a) delivery of cash or a check to the Company; (b) to the extent permitted by the applicable option agreement, delivery to the Company of shares of Common Stock already owned by the recipient having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the shares being purchased; or (c) by any other means approved by the Board, including through a broker-assisted, same-day sale program.

Effect of Recipient’s Termination of Employment or other Service, Death or Disability.  The Board has the power to determine the period of time during which a recipient (or, if applicable, the recipient’s estate or representative) may exercise a stock option under the 2005 Plan following the termination of the recipient’s employment or other relationship with the Company, including upon the death or disability (within the meaning of Section 22(e)(3) of the Code) of the recipient. Such periods must be set forth in the agreement evidencing the option. The current form of option agreement under the 2005 Plan provides in general that a recipient shall have three months to exercise the vested portion of the option following termination of service with the Company, after which time the option shall expire and is no longer exercisable. The unvested portion of the stock option cannot be exercised and is forfeited on the date of termination. However, under the form of option agreement, if a recipient’s employment or other service on behalf of the Company or an affiliate is terminated because of his or her death (which occurs while the recipient is either actively providing such services or within three months after the recipient’s termination for a reason other than cause), then the exercise period is extended to one year after the date of death. If the recipient is terminated because of a disability, the exercise period is also extended to one year after the date of termination. In no event, however, may a stock option be exercised after the expiration date of the option. In the case of a termination for “cause” under the form of stock option agreement (as defined therein), the option cannot be exercised and is forfeited both as to the vested and unvested shares subject to the option. The Board in its discretion may in the future change the form of option agreement to provide for shorter or longer exercise periods upon termination of service than the periods described above.

For an option to retain its status as an ISO, the recipient must have been in the continuous employment of the Company or an affiliate since the date of grant of the ISO, and the ISO must be exercised within three months after the date the recipient ceases to be an employee of the Company or an affiliate. An option shall be considered an NSO if these requirements are not met.

Transferability.  Options are not assignable or transferable by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the recipient, shall be exercisable only by the recipient. NSOs may, however, be transferred pursuant to a qualified domestic relations order (as defined in Rule 16b-3) or as otherwise expressly permitted in the agreement evidencing such NSO.

Repricing.  The 2005 Plan does not affirmatively give the Board authority, in the event of a decline in the value of the Company’s Common Stock, to replace outstanding higher priced options with new lower priced options, nor does it give the Board authority to reprice any out-of-the-money options.

Restricted Stock Awards, Restricted Stock Units and SARs

Generally.  As a condition to the grant of a restricted stock award, restricted stock unit or SAR, each recipient must execute an agreement evidencing such award is not inconsistent with the 2005 Plan. The terms and conditions of each such agreement may change from time to time and agreements need not be identical, with certain exceptions noted below.

Restricted Stock Awards.  The Board will determine the purchase price per share at the time of grant of a restricted stock award, which may not be less than the par value of the Common Stock. A restricted stock award may be awarded as a stock bonus with no cash purchase price to be paid by a recipient to the extent permitted under applicable law. At the time of the grant, the Board will also determine the permitted consideration for the payment of the purchase price, if any, which may be: (a) cash at the time of purchase; (b) services rendered or to be rendered to the Company; or (c) any other form of legal consideration that may be acceptable to the Board, subject to applicable law (including Delaware corporate law). Shares of Common Stock acquired under a restricted stock award may be subject to a share repurchase option in favor of the Company or an affiliate in accordance with a vesting schedule as determined by the Board.

Transferability.  Rights to purchase or receive shares of Common Stock granted under a restricted stock award are transferable by the recipient only upon such terms and conditions as are set forth in the restricted stock award agreement, as the Board shall determine in its discretion, and so long as the Common Stock awarded then remains subject to the terms of the restricted stock award agreement. Transferability of other awards will be as determined by the Board. The current restricted stock agreement provides that the Company shall have an option to redeem any invested restricted stock within 90 days following the termination of the recipients’ employment. All restricted shares subject to that opinion cannot be transferred.

Restricted Stock Units.  A restricted stock unit is a promise by the Company to issue shares of Common Stock equivalent to the number of units covered by the award at or after vesting of the Common Stock underlying the units. The Board will determine the consideration, if any, to be paid by the recipient upon delivery of each share of Common Stock subject to an award of a restricted stock unit that, to the extent required by applicable law, may not be less than par value. A recipient may settle a restricted stock unit by delivery of shares of Common Stock, their cash equivalent or any combination of the two. At the time of grant, the Board may also determine any restrictions or conditions to the vesting of the shares subject to the award or any other restrictions or conditions that delay delivery of such shares. Dividend equivalents may be credited in respect of restricted stock units as the Board determines. If the recipient’s service with the Company terminates for any reason, unvested restricted stock units will be forfeited unless the applicable award agreement provides otherwise.

SARs.  A stock appreciation right entitles the recipient to a payment equal in value to the appreciation in the value of the underlying share of the Company’s Common Stock for a predetermined number of shares over a specified period. SARs will be denominated in shares of Common Stock equivalents. Payment may be made in shares of Common Stock, cash or any combination of the two, as the Board deems appropriate. The amount payable on the exercise of a SAR may not be greater than an amount equal to the excess of (1) the aggregate Fair Market Value on the date of the exercise of the SAR of a number of shares of Common Stock equal to the number of shares of Common Stock equivalents in which the recipient is vested under such SAR (and with respect to which the recipient is exercising the SAR on such date), over (2) an amount that is determined by the Board at the time of grant. The Board may impose any restrictions it deems appropriate on the vesting of SARs. If the recipient’s service with the Company terminates for any reason, unvested SARs will be forfeited and the Company will automatically redeem vested SARs.

Corporate Changes

Adjustment Provisions.  Transactions not involving receipt of consideration by the Company, such as certain mergers, consolidations, reorganizations, stock dividends or stock splits, may change the type, class and number of shares of Common Stock subject to the 2005 Plan and outstanding awards. In such event, the 2005 Plan will be appropriately adjusted as to the type, class and the maximum number of shares of Common Stock subject to the plan, and outstanding awards will be adjusted as to the type, class, number of shares and price per share of Common Stock subject to such awards.

Change in Control.  In the event of certain specified organizational changes, including but not limited to (a) a consolidation, merger, combination or reorganization of the Company, (b) the sale, lease or other disposition of all or substantially all of the assets, or a dissolution or liquidation, of the Company, or (c) a transaction or series of related transactions in which persons who were not stockholders of the Company immediately prior to acquiring Company capital stock as part of such transaction(s) become the owners of capital stock of the Company that represents more than 50% of the combined voting power of the Company’s outstanding capital stock, then the Board of Directors of the Company or the board of any corporation assuming the Company’s obligations may take any one or more actions as to outstanding awards under the 2005 Plan, including:

•	providing that such awards will continue in existence with appropriate adjustments or modifications, if applicable,
•	providing that such awards will be assumed, or equivalent awards substituted, by the acquiring or succeeding corporation (or an affiliate thereof),
•	upon written notice to the participants, providing that all unexercised options, or other awards to the extent they are unexercised or unvested, will terminate immediately prior to the consummation of such transaction unless exercised within a specified period,
•	in the event of a consolidation, merger, combination, reorganization or similar transaction under the terms of which holders of the Common Stock of the Company will receive a cash payment per share surrendered in the transaction, making or providing for an equivalent cash payment in exchange for the termination of such awards, or
•	providing that all or any outstanding awards shall become vested or exercisable in full or in part at or immediately prior to such event.

In 2005, the Board adopted a Change in Control Severance Benefit Plan (the “Severance Plan”), which provided, among other things, that all outstanding awards shall become vested and exercisable in full upon a change in control of the Company (a “Single Trigger Acceleration”). In July 2006, the Board amended the Severance Plan to provide that, upon a termination of employment following a change in control, all outstanding awards shall become vested and exercisable in full (a “Double Trigger Acceleration”). In April 2007, the Compensation Committee recommended and the Board adopted revised stock option agreements, restricted stock agreements and restricted stock unit agreements for all awards made in March 2007 and thereafter that provide for Double Trigger Acceleration. This action did not alter awards before March 2007.

Changes to Incumbent Board.  The Board or its designee may also provide for the accelerated vesting or exercisability of an award under the 2005 Plan (including the lapse of any reacquisition or repurchase rights in favor of the Company) upon the occurrence of a change in the incumbent board (as defined below) in an option agreement or other stock award agreement at the time of grant of the award, or at any time thereafter. A “change in the incumbent board” is deemed to occur if the existing members of the Board on the date the 2005 Plan is initially adopted by the Board cease to constitute at least a majority of the members of the

Board, with certain exceptions. In that regard, any person that becomes a new Board member after the adoption of the 2005 Plan shall be deemed a member of the incumbent board for this purpose if his or her election or appointment was approved or recommended by a majority vote of the members of the existing incumbent board who are then still in office.

Tax Matters

The following is a brief summary of certain federal income tax consequences (under the applicable provisions of the Internal Revenue Code and related guidance as in effect on the date hereof) associated with the grant and exercise of stock options awarded under the 2005 Plan. It does not purport to describe all possible federal income tax consequences associated with such options or the federal income tax consequences associated with other awards under the 2005 Plan, nor does it purport to cover federal employment tax consequences or tax consequences under state, local or non-U.S. laws.

The following summary assumes that stock options awarded under the 2005 Plan are exempt from the “nonqualified deferred compensation” rules of Section 409A of the Internal Revenue Code and are exercisable for unrestricted shares of Common Stock.

Incentive Stock Options.  In general, taxable income is recognized with respect to an ISO only upon the sale or other disposition of Common Stock acquired through the exercise of the ISO (“ISO Stock”) and not upon the grant or exercise of the ISO. However, the exercise of an ISO may subject the recipient to the alternative minimum tax. The tax consequences of a disposition of ISO Stock will vary depending on the length of time that the recipient has owned the ISO Stock at the time of the disposition and on the circumstances of the disposition. If the recipient sells or exchanges ISO Stock in a taxable sale or exchange after having held the ISO Stock for the greater of (a) two years from the date the option was granted, and (b) one year from the date the option was exercised, then any gain or loss recognized in the sale or exchange will be a long-term capital gain or loss. In general, a disposition of ISO Stock prior to the satisfaction of these holding periods (a “Disqualifying Disposition”) results in ordinary income to the option recipient in an amount equal to the excess of the fair market value of the ISO Stock at time of exercise over the exercise price. Any additional gain or loss recognized in the Disqualifying Disposition will be a capital gain or loss, long-term or short-term depending on the recipient’s holding period in the shares. If the Disqualifying Disposition is an arm’s length sale or exchange and at a price that is less than the fair market value of the ISO Stock at time of exercise, the recipient’s ordinary income will be limited to the excess, if any, of the amount received for the shares over the exercise price.

Nonstatutory Stock Options.  The grant of an NSO does not result in the recognition of taxable income to the recipient. The exercise of an NSO results in the recognition of ordinary income to the recipient in the amount by which the fair market value of the Common Stock acquired through the exercise of the NSO (“NSO Stock”) on the exercise date exceeds the exercise price. Any additional gain, or any loss, recognized upon a later taxable sale or exchange of the NSO Stock will be taxed as a capital gain or loss, long-term or short-term depending on the recipient’s holding period in the shares.

Stock options granted to a recipient and otherwise qualifying as ISOs will be treated for tax purposes as NSOs to the extent that they first become exercisable in any calendar year for shares having a fair market value at time of grant in excess of $100,000, or if they are exercised more than three months following termination of employment. Special rules apply in the case of death and disability.

Federal Income Tax Consequences to the Company.  A compensation deduction will be available to the employer with respect to any ordinary income recognized by a recipient in connection with the exercise of an NSO (or an ISO treated for tax purposes as an NSO) or the Disqualifying Disposition of ISO Stock.

Additional Limitations and Special Rules.  With some exceptions, Section 162(m) of the Code denies a tax deduction to any publicly held corporation for compensation in excess of $1 million paid to the corporation’s chief executive officer or to any of the corporation’s three highest paid executive officers other than the chief executive officer or the chief financial officer. An exception exists for qualifying “performance based compensation,” including stock options that are granted under a stockholder-approved plan that meets the exemption requirements of Section 162(m) or, in the case of a corporation that becomes a public corporation, that satisfy certain transition-period relief requirements.

Section 280G of the Code denies a deduction for certain payments (so-called “excess parachute payments”) that are contingent or deemed to be contingent on a change in ownership or control of a corporation or a change in the ownership of a substantial portion of the corporation’s assets. The grant or vesting of stock options may be required to be taken into account as “payments” for these purposes. “Excess parachute payments” are generally subject also to a 20% excise tax.

New Plan Benefits

Awards of stock options, restricted stock, restricted stock units and SARs made to eligible participants under the 2005 Plan are subject to the discretion of the Board, upon recommendation by the Compensation Committee and, therefore, are not determinable at this time.

Each grant of an ISO under the 2005 Plan will be made at Fair Market Value on the date of grant; the Company expects that each grant other than for ISOs will be made with an exercise price at or near the Fair Market Value of the Company’s Common Stock on the day of grant. Prices and consideration for restricted stock awards, restricted stock units and SARs under the 2005 Plan will be as determined by the Board. The value of each such grant and award may depend on the market value of the Company’s Common Stock on the day of exercise and therefore cannot be determined or estimated at this time. The market value of the Company’s Common Stock on April 18, 2011 was $2.54 per share.

Approval of the 2011 Amendment to the 2005 Plan to increase the number of shares reserved for issuance under such plan by 3,000,000 shares requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and voting on the matter. Abstentions and broker non-votes will not be counted as shares voting on such matter and accordingly will have no effect on the approval of this Proposal 3.

FOR PROPOSAL NO. 3, THE BOARD RECOMMENDS THAT STOCKHOLDERS
VOTE “FOR” ADOPTION OF THE 2011 AMENDMENT TO INCREASE THE NUMBER OF
SHARES BY 3,000,000 UNDER THE 2005 STOCK INCENTIVE PLAN.

PROPOSAL IV — ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required pursuant to Section 14A of the Exchange Act, Proposal No. 4 is a non-binding, advisory proposal on the compensation that we paid to our Named Executive Officers in 2010. The executive compensation objectives, philosophy and programs, along with the compensation paid to our Named Executive Officers and the rationale for such compensation, are set forth in the Compensation Discussion and Analysis section and the related tables and narrative disclosure in this Proxy Statement. The Board is asking stockholders to support this proposal based on the disclosure set forth in these sections of this Proxy Statement.

Accordingly, the Board is asking stockholders to cast a non-binding, advisory vote FOR the compensation paid to our Named Executive Officers in 2010, as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and related narrative discussion included in this Proxy Statement.

Although the say-on-pay vote we are asking you to cast is non-binding, the Board, the Compensation Committee value the views of our stockholders and will consider the outcome of the vote when determining future compensation arrangements for our Named Executive Officers.

FOR PROPOSAL NO. 4, THE BOARD RECOMMENDS THAT STOCKHOLDERS
VOTE “FOR” THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS IN 2010.

PROPOSAL V — ADVISORY VOTE ON FREQUENCY OF EXECUTIVE
COMPENSATION ADVISORY VOTES

In accordance with Section 14A of the Exchange Act, the Board is asking stockholders in this Proposal No. 5 to cast a non-binding, advisory vote on how frequently we should have say-on-pay votes in the future. Stockholders will be able to mark the enclosed proxy card or voting instruction form on whether to hold say-on-pay votes every one, two or three years or, alternatively, to abstain from casting such an advisory vote.

The Board believes that every three years is the appropriate frequency for this vote and is recommending that the stockholders support a triennial say-on-pay voting frequency.

This vote, like the say-on-pay vote itself, is not binding on the Board. However, if a plurality of votes is cast in favor of an interval other than three years, the Board intends to evaluate the frequency with which an advisory say-on-pay vote will be submitted to stockholders in the future.

FOR PROPOSAL NO. 5, THE BOARD RECOMMENDS THAT STOCKHOLDERS
VOTE FOR “THREE YEARS” AS THE FREQUENCY FOR THE ADVISORY VOTE ON
EXECUTIVE COMPENSATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of April 18, 2011 with respect to the beneficial ownership of shares of Common Stock by (i) each person (including any group) known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) the directors of the Company and nominees, (iii) the Named Executive Officers of the Company as identified in the “Summary Compensation Table” below, and (iv) all current directors and executive officers of the Company as a group.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned(1)		Percent of Class Outstanding(2)
Wellington Management Company, LLP 75 State Street Boston, MA 02109	16,034,084	(3)	14.3%
Satellite Overseas (Holdings) Limited c/o Barleigh Wells Limited 7 Hill Street, Douglas, Isle of Man United Kingdom IM1 1EF	12,500,000	(4)	11.2%
Hartford Series Fund, Inc. on behalf of Hartford Capital Appreciation HLS Fund 500 Bielenberg Drive Woodbury, MN 55125-1400	7,680,926	(5)	6.8%
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	5,701,348	(6)	5.1%
Directors, Nominees and Executive Officers
Richard H. Douglas, Ph.D.	20,000	(7)	*
Stanley C. Erck	170,000	(8)	*
Gary C. Evans	1,465,434	(9)	1.3%
John O. Marsh, Jr., J.D.	183,500	(10)	*
Michael A. McManus, Jr., J.D.	243,885	(11)	*
Rajiv I. Modi, Ph.D.	12,500,000	(12)	11.2%
James F. Young, Ph.D.	20,000	(7)	*
Frederick W. Driscoll	103,334	(13)	*
Rahul Singhvi, Sc.D.	1,245,048	(14)	1.1%
Gregory Glenn, M.D.	—		*
John Trizzino	106,668	(15)	*
All current directors and executive officers as a group (11 persons)	16,057,869		14.0%

*	percentage is less than 1% of the total number or outstanding shares or the Company’s Common Stock.
(1)	Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to shares of the Company’s Common Stock. Unless otherwise indicated, each party named in the table has sole voting and investment power over the shares beneficially owned. With respect to each person or group, percentages are calculated based on the number of shares beneficially owned, including shares that may be acquired by such person or group within 60 days of April 18, 2011 upon the exercise of stock options, warrants or other purchase rights, but not the exercise of options, warrants or other purchase rights held by any other person. The address of each director, nominee and Named Executive Officer of the Company is c/o Novavax, Inc., 9920 Belward Campus Drive, Rockville, Maryland 20850.
(2)	Percentages have been calculated based on 111,975,284 shares of the Company’s Common Stock outstanding as of April 18, 2011.

(3)	As reported by Wellington Management Company, LLP (“Wellington”) on Schedule 13G/A as filed on February 14, 2011. Wellington serves as investment advisor to its clients who are the owners of record of such shares. Wellington’s clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. None of Wellington’s clients are known to have such right or power with respect to more than five percent of such shares except Hartford Capital Appreciation HLS Fund. Includes warrants to purchase 401,850 shares of Common Stock owned by Vanguard Capital Value Fund – WMC, warrants to purchase 4,400 shares of Common Stock owned by Wellington Trust Co., National Association Multiple Collective Investment Funds Trust, All Cap Opportunities Portfolio and warrants to purchase 3,650 shares of Common Stock owned by Wellington Trust Co., National Association Multiple Common Trust Funds, and All Cap Opportunities Portfolio.
(4)	As reported by Satellite Overseas (Holdings) Limited (“SOHL”) on Schedule 13D/A filed on October 7, 2009. SOHL has pledged the shares to Allahabad Bank in connection with a financing and may not sell or otherwise encumber the shares without the bank’s consent until the financing has been repaid in full. SOHL is a wholly-owned subsidiary of Cadila Pharmaceuticals Ltd., of which Dr. Modi is a managing director.
(5)	As reported by Hartford Series Fund, Inc. (“Hartford”) on Schedule 13G/A as filed on February 10, 2011. Hartford is an investment company registered under Section 8 of the Investment Company Act of 1940. Includes warrants to purchase 509,700 shares of Common Stock owned by Hartford Capital Appreciation HLS Fund and warrants to purchase 13,236 shares of Common Stock owned by The Hartford Capital Appreciation II Fund.
(6)	As reported by BlackRock, Inc. (“BlackRock”) on Schedule 13G as filed on February 7, 2011. BlackRock is a parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G).
(7)	Includes 20,000 shares of Common Stock issuable upon the exercise of options.
(8)	Includes 170,000 shares of Common Stock issuable upon the exercise of options.
(9)	Includes 512,500 shares of Common Stock issuable upon the exercise of options and warrants to purchase 33,878 shares of Common Stock. Also includes 4,000 shares owned of record by Gary Evans Custodian for Dustin Evans UTMA/TX and 4,000 shares owned by record by Gary Evans Custodian for Casey Evans UTMA/TX.
(10)	Includes 147,500 shares of Common Stock issuable upon the exercise of options.
(11)	Includes 157,500 shares of Common Stock issuable upon the exercise of options and warrants to purchase 8,795 shares of Common Stock.
(12)	Consists of 12,500,000 shares owned by Satellite Overseas (Holdings) Limited, a wholly-owned subsidiary of Cadila Pharmaceuticals Ltd. Dr. Modi is a managing director of Cadila Pharmaceuticals Ltd.
(13)	Consists of 6,666 shares of restricted stock that are not yet vested and 93,334 shares of Common Stock issuable upon the exercise of options.
(14)	Includes 1,126,667 shares of Common Stock issuable upon the exercise of options and warrants to purchase 5,277 shares of Common Stock.
(15)	Includes 106,668 shares of Common Stock issuable upon the exercise of options.

INFORMATION REGARDING THE BOARD OF DIRECTORS,
CERTAIN COMMITTEES AND CORPORATE GOVERNANCE MATTERS

On March 10, 2011, the Board of Directors determined, upon a recommendation by the Nominating and Corporate Governance Committee, that, with the exception of Dr. Modi and Mr. Erck, all of the members of the Board are “independent” directors, as that term is defined in the NASDAQ listing standards. Mr. Erck is currently an executive officer of the Company. Dr. Modi is not an “independent” director due to his interest in Cadila and the joint venture, as described in the section titled “Certain Relationships and Related Transactions.”

The Board of Directors met ten (10) times during 2010 and acted by written consent in lieu of a meeting six (6) times. In addition, the non-employee directors met eight (8) times in executive session during the same period. Each of the directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors they were eligible to attend and the total number of meetings held by all committees on which they served.

Recognizing that director attendance at the Company’s annual meetings of stockholders can provide stockholders with an opportunity to communicate with members of the Board, Novavax strongly encourages (but does not require) members of the Board to attend such meetings. Drs. Modi, and Young and Messrs. Erck, Evans, Marsh, and McManus, as well as former Board members John Lambert and Rahul Singhvi, attended the 2010 Annual Meeting of Stockholders.

Leadership Structure and Risk Oversight

The Board of Directors has elected to separate the roles of Chief Executive Officer and Chairman of the Board. During 2010, Dr. Singhvi served as President and Chief Executive Officer and Mr. Erck was appointed Executive Chairman in February 2010. From March 2007 to February 2010, John Lambert served as the Executive Chairman, and after Mr. Erck’s appointment to Chairman, Mr. Lambert took a role as a member of the Board of Directors until his resignation in December of 2010. When the Board appointed Mr. Lambert as Executive Chairman, the Board also appointed Mr. Evans as the Lead Independent Director.

During 2010, the Chief Executive Officer and Executive Chairman worked closely together to execute the strategic plan of the Company. The Executive Chairman mentored the senior management team, provided an extensive network of contacts, and reported regularly to the Board of Directors. As the Lead Independent Director, during 2010, Mr. Evans presided over the Board’s executive sessions and served as the principal liaison between management and the independent directors. Mr. Evans also serves as the Chairman of the Nominating and Corporate Governance Committee and the Finance Committee.

During 2010, the Company believed that the combination of Dr. Singhvi as the President and Chief Executive Officer, Mr. Erck as the Executive Chairman and Mr. Evans as the Lead Independent Director was an effective leadership structure for Novavax and provided the basis for the proper functioning of the Board and its oversight of management. In April 2011, the leadership of the Company was changed with Mr. Erck assuming the role of President and Chief Executive Officer and Dr. Young appointed as independent Chairman of the Board. The Company believes that Mr. Erck and Dr. Young will operate effectively and promote greater success for Novavax management efforts while providing appropriate Board oversight.

Management of the Company is primarily responsible for managing the risks Novavax faces in the ordinary course of operating the business. The Board actively oversees potential risks and risk management activities by receiving operational and strategic presentations from management, which include discussions of key risks to the business. In addition, the Board has delegated risk oversight to each of its key committees within their areas of responsibility. For example, the Audit Committee assists the Board in its risk oversight function by reviewing and discussing with management the system of disclosure controls and internal controls over financial reporting and discusses the key risks facing the Company and the processes or actions being taken to mitigate those risks. The Nominating & Corporate Governance Committee assists the Board in its risk oversight function by periodically reviewing and discussing with management important compliance and quality issues. The Compensation Committee assists the Board in its risk oversight function by overseeing strategies with respect to incentive compensation programs and key employee retention issues. The Finance Committee assists the Board with risks associated with the Company’s cash investment policies and capital raising needs and strategies. The Board committees are chaired by independent directors and, at each Board meeting, each of the committee chairmen delivers a report to the full Board on the activities and decisions made by the committees at recent meetings. There is also a significant amount of cross over of the membership of the various committees, allowing information to flow freely outside of a full board meeting. Finally, during 2010 the Executive Chairman was a full-time employee of the Company and frequently reported on the day-to-day operations of the Company.

Committees of the Board

The Board of Directors of Novavax currently has four standing committees: a Compensation Committee, an Audit Committee, a Nominating and Corporate Governance Committee, and a Finance Committee. In addition to the descriptions below, please refer to the “Compensation Committee Report” and “the Audit Committee Report” included in this Proxy Statement.

Compensation Committee

The Compensation Committee of the Board of Directors currently consists of four directors — Dr. Young (Chairman), Dr. Douglas, Mr. Marsh and Mr. McManus. Each is a “non-employee director,” as defined by Rule 16b-3 of the Exchange Act, “outside director,” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and an “independent director,” as defined by the listing standards of NASDAQ.

The Compensation Committee reviews and recommends salaries and other compensatory benefits for the employees, executive officers and directors of Novavax. The Compensation Committee also recommends actions to administer the equity incentive plans of the Company and recommends stock option grants and other awards for employees, executive officers and directors of Novavax. The Compensation Committee acts pursuant to a written charter, a copy of which is posted on the Company’s website at www.novavax.com. The Compensation Committee reviews and evaluates the charter annually to ensure its adequacy and accuracy. In 2010, the Compensation Committee did not approve any revisions to its charter, although in March 2011, the Compensation Committee reviewed and approved its charter in its current form. The Committee is tasked with meeting at least four times during the year, and more frequently, if necessary. During 2010, the Compensation Committee met 8 times and did not act by written consent in lieu of a meeting.

As set forth in its charter, the Committee’s authority and responsibilities include but are not limited to:

•	providing advice and guidance with respect to the Company’s compensation strategy and philosophy;
•	evaluating and providing recommendations regarding executive compensation programs tied to the strategic and financial objectives of the Company and which will motivate and incentivize executives by tying their compensation to the Company’s performance and stockholder returns;
•	reviewing and recommending to the Board the goals and objectives relevant to the compensation of the Company’s Chief Executive Officer, annually evaluating the Chief Executive Officer’s performance, and recommending to the independent members of the Board the Chief Executive Officer’s total compensation package;
•	annually reviewing and making recommendations regarding executive officers and senior management compensation; and
•	evaluating and making recommendations annually regarding the appropriate level and form of compensation for members of the Board and its committees.

The Compensation Committee has the authority to engage independent compensation consultants or advisors, as it may deem appropriate in its sole discretion, and to approve related fees and retention terms of such consultants or advisors. As further described in the Compensation Discussion and Analysis, the Compensation Committee engaged LCG Group Compensation and HR Consulting, an independent executive compensation firm, to provide advice and assistance to the Compensation Committee and management in the area of executive compensation.

The Compensation Committee routinely holds meetings, some of which management attends, as well as executive sessions without management, where compensation is discussed. The Chairman of the Compensation Committee is responsible for leadership of the Committee and sets meeting agendas.

The Committee may request that any executive officer or employee of the Company, outside counsel or consultant attend Committee meetings or confer with any members of, or consultants to, the Committee. The Committee is supported in its efforts by the Company’s legal and human resources teams, to which the Committee delegates authority for certain administrative functions. The Chief Executive Officer gives performance assessments and compensation recommendations for each executive officer of the Company (other than himself). The Compensation Committee considers the Chief Executive Officer’s recommendations and the information provided by the human resources team in its deliberations regarding executive compensation and sets the compensation of the executive officers based on such deliberations and recommends that the Board of Directors ratify such compensation. The Chief Executive Officer and the Executive Director of Human Resources and Administration generally attend Compensation Committee meetings, but none are present for executive sessions or any discussion of their own compensation.

Audit Committee

The Audit Committee currently consists of Mr. McManus (Chairman), Dr. Douglas and Mr. Evans, each of whom is a non-employee director and each of whom is an independent director as defined by the Exchange Act and the listing standards of NASDAQ. The Audit Committee met 5 times during the 2010 fiscal year and took no action by written consent in lieu of a meeting.

The Board has determined that each of Mr. McManus and Mr. Evans qualifies as an “audit committee financial expert” as that term is defined by the rules and regulations of the SEC, and is financially sophisticated as required by the listing standards of NASDAQ.

The Audit Committee acts pursuant to the Audit Committee Charter as adopted by the Board. A copy of the charter is available on the Company’s website at www.novavax.com. The Audit Committee reviews and evaluates the charter annually to ensure its adequacy and accuracy, and is charged with performing an annual self-evaluation with the goal of continuing improvement. In 2010, the Audit Committee did not approve any revisions to its charter, although the Audit Committee did review and approve its charter in its current form in March 2011.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company. To this end, the Committee meets with the Company’s independent registered public accounting firm to discuss the scope and results of its examination and reviews the financial statements and reports contained in the Company’s periodic and other filings. The Audit Committee also reviews the adequacy and efficacy of the Company’s accounting, auditing and financial control systems, as well as the Company’s disclosure controls and procedures; monitors the adequacy of the Company’s accounting and financial reporting processes and practices; and considers any issues raised by its members, the Company’s independent registered public accounting firm and the Company’s employees. To assist in carrying out its duties, the Audit Committee is authorized to investigate any matter brought to its attention, retain the services of independent advisors (including legal counsel, auditors and other experts), and receive and respond to concerns and complaints relating to accounting, internal accounting controls and auditing matters. The Audit Committee regularly meets with the Company’s independent auditor without management present, with management without the independent auditor present and in executive session without management or the independent auditor present.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee (the “Governance Committee”) currently consists of Messrs. Evans (Chairman), Marsh and McManus, and Dr. Young, each of whom is an independent director as defined by the Exchange Act and the listing standards of NASDAQ. The Governance Committee met 6 times during 2010 and took action by written consent in lieu of a meeting one (1) time.

The Governance Committee acts pursuant to a written charter, a copy of which is available on the Company’s website at www.novavax.com. The Governance Committee reviews and evaluates the charter annually to ensure its adequacy and accuracy. In 2010, the Governance Committee did not approve any revisions to its charter, although it reviewed and approved its charter in its current form in March 2011.

As provided in the charter, the primary function of the Governance Committee is to assist the Board in fulfilling its responsibilities by: reviewing and making recommendations to the Board regarding the Board’s size, structure and composition; establishing criteria for Board membership; identifying and evaluating candidates qualified to become members of the Board, including candidates proposed by stockholders; selecting, or recommending for selection, director nominees to be presented for approval at the annual meeting of stockholders and to fill vacancies on the Board; evaluating Company policies relating to the recruitment of Board members; developing and recommending to the Board corporate governance policies and practices applicable to the Company; monitoring compliance with the Company’s Code of Business Conduct and Ethics; and handling such other matters as the Board or committee deems appropriate. The Governance Committee’s goal is to contribute to the effective representation of the Company’s stockholders and to play a leadership role in shaping the Company’s corporate governance.

As noted above, it is the Governance Committee’s responsibility to review and evaluate director candidates, including candidates submitted by stockholders. In performing its evaluation and review, the Governance Committee does not differentiate between candidates based on the proposing constituency, but rather applies the same criteria to each candidate.

Nomination Procedures

Stockholders who wish to nominate qualified candidates to serve as directors of the Company may do so in accordance with the procedures set forth in the Company’s Amended and Restated By-laws (the “By-laws”), which procedures did not change during the last fiscal year. As set forth in the By-laws, a stockholder must notify the Company in writing, by notice delivered to the attention of the Secretary of the Company at the address of the Company’s principal executive offices, of a proposed nominee. In order to ensure meaningful consideration of such candidates, notice must be received not less than 60 days nor more than 90 days prior to the meeting. However, if the Company does not give notice or make public disclosure of the date of the meeting at least 70 days’ prior to the meeting date, notice will be considered timely if it is received no later than the close of business on the 10th day following the date on which such notice was given or public disclosure was made (whichever occurred first).

The notice must set forth as to each proposed nominee:

•	name, age, business address and, if known, residence address;
•	his or her principal occupation or employment;
•	the number of shares of stock of the Company, if any, which are beneficially owned by such nominee; and
•	any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations pursuant to applicable law.

The notice must also set forth with respect to the stockholder giving the notice:

•	the name and address, as they appear on the Company’s books, of such stockholder; and
•	the number of shares of the Company that are owned by such stockholder.

Nominations received through this process will be forwarded to the Governance Committee for review.

The Governance Committee strives to maintain a board of directors with a diverse set of skills and qualifications, to ensure that the board of directors is adequately serving the needs of the Company’s stockholders. Before evaluating director candidates, the Governance Committee reviews the skills and qualifications of the directors currently serving on the Board and identifies any areas of weakness or skills of particular importance. On the basis of that review, the Governance Committee will evaluate director candidates with those identified skills. While the Governance Committee does not have a formal policy on Board diversity, the committee takes into account a broad range of diversity considerations when assessing director candidates, including individual backgrounds and skill sets, professional experiences and other factors that contribute to the Board having an appropriate range of expertise, talents, experiences and viewpoints, and considers those diversity considerations, in view of the needs of the Board as a whole, when making decisions on director nominations. The Governance Committee considers the following skills and experiences necessary to the Board: industry knowledge, clinical development expertise, commercialization expertise, manufacturing expertise, financial expertise and capital raising experience and scientific or medical education and experience, particularly in vaccine-related fields. In its most recent review, the Governance Committee recognized that, when Drs. Monath and Tananbaum resigned in 2009, the Board lost members that had significant amounts of scientific and medical expertise and thus recruited new directors with similar skill sets. The election of Dr. Young in April 2010 and Dr. Douglas in August 2010 added necessary scientific expertise.

While there are no set minimum requirements, a candidate should:

•	be intelligent, thoughtful and analytical;
•	possess business-related knowledge, skills and experience;
•	reflect integrity, ethics and character;
•	have excelled in both academic and professional settings;
•	demonstrate achievement in his or her chosen field;
•	be free of disabling conflicts of interest;
•	have the ability to devote sufficient time to the business and affairs of the Company; and
•	demonstrate the capacity and desire to represent the best interests of the Company’s stockholders as a whole.

In addition to the above criteria (which may be modified from time to time), the Governance Committee may consider such other factors as it deems in the best interests of the Company and its stockholders and that may enhance the effectiveness and responsiveness of the Board and its committees. Finally, the Governance Committee must consider a candidate’s independence to make certain that the Board includes at least a majority of “independent” directors to satisfy all applicable independence requirements, as well as a candidate’s financial sophistication and special competencies.

The Governance Committee identifies potential candidates through referrals and recommendations, including by incumbent directors, management and stockholders, as well as through business and other organizational networks. To date, the Governance Committee has not retained or paid any third party to identify or evaluate, or assist in identifying or evaluating, potential director nominees, although it reserves the right to engage executive search firms and other third parties to assist in finding suitable candidates.

Current members of the Board with the requisite skills and experience are considered for re-nomination, balancing the value of the member’s continuity of service with that of obtaining a new perspective, and considering each individual’s contributions, performance and level of participation, the current composition of the Board, and the Company’s needs. The Governance Committee also must consider the age and length of service of incumbent directors. In March 2005, the committee recommended to the Board, and the Board adopted, a rule not to re-nominate a director for re-election if such director has served ten years as a director or has reached 75 years of age. If any existing members do not wish to continue in service or if it is decided not to re-nominate a director, new candidates are identified in accordance with those skills, experience and characteristics deemed necessary for new nominees, and are evaluated based on the qualifications set forth above. In every case, the Governance Committee meets (in person or telephonically) to discuss each candidate, and may require personal interviews before final approval. After a slate of nominees is selected, the Governance Committee presents it to the full Board.

Finance Committee

In September 2009, the Board of Directors established the Finance Committee as a standing committee of the Board of Directors. The Finance Committee currently consists of Messrs. Evans (Chairman), Erck and McManus and Dr. Douglas. The Finance Committee met four (4) times during the 2010 fiscal year and took action by written consent in lieu of a meeting one (1) time. Dr. Singhvi was a member until his resignation from the Board.

The Finance Committee acts pursuant to a written charter, a copy of which is posted to the Company’s website at www.novavax.com. The purpose of the Finance Committee is to assist the Board with its responsibilities and provide advice to senior management of the Company relating to the financial condition and the equity and debt capital raising strategies and activities of the Company, oversight of the Company’s investment and cash management policies, all in the context of the Company’s overall strategic business plan, and to carry out such other functions as the Board may from time to time authorize.

Code of Business Conduct and Ethics

Novavax’s Board of Directors adopted a written Code of Business Conduct and Ethics in March 2004, amended in March 2011, which applies to each of Novavax’s employees, executive officers and directors, including, but not limited to, the Company’s Chief Executive Officer and Chief Financial Officer. Each of Novavax’s employees, executive officers and directors are required to adhere to this code in addressing the legal and ethical issues encountered in conducting their work. The code requires that employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner, and otherwise act with integrity and in the Company’s best interest. Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the code. The Sarbanes-Oxley Act of 2002 requires companies to have procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Company currently has such procedures in place. The Code of Business Conduct and Ethics is reviewed at least annually by the Nominating and Corporate Governance Committee. A copy of the Code of Business Conduct and Ethics is posted on Novavax’s website at www.novavax.com. Novavax intends to disclose on its web site the nature of any future amendments to and waivers of the code that apply to its Chief Executive Officer, Principal Financial Officer and Principal Accounting Officer and persons performing similar functions.

Stockholder Communications with the Board of Directors

The Board welcomes communications from stockholders and has adopted a procedure for receiving and addressing such communications. Stockholders may send written communications to the entire Board or individual directors, addressing them to Novavax, Inc., 9920 Belward Campus Drive, Rockville, Maryland 20850, Attention: Corporate Secretary. Communications by e-mail should be addressed to ir@novavax.com and marked “Attention: Corporate Secretary” in the “Subject” field. All such communications will be forwarded to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal, or similarly inappropriate, in which case the Company has the authority to discard the communication or take appropriate legal action.

Certain Relationships and Related Transactions

The Company’s Code of Business Conduct and Ethics provides that the Audit Committee is responsible for approving all transactions or business relationships involving Novavax and any director or executive officer, including any indebtedness of such individuals to the Company and transactions between Novavax and either the director or officer personally, members of their immediate families or entities in which they have an interest. In evaluating related party transactions, our Audit Committee members apply the same standards of good faith and fiduciary duty they apply to their general responsibilities as a committee of the Board and as individual directors. The Audit Committee will approve a related party transaction when, in its good faith judgment, the transaction is in the best interest of the Company.

Dr. Modi, a director of Novavax, is also a managing director of Cadila Pharmaceuticals Ltd. (“Cadila”). Novavax and Cadila have formed a joint venture called CPL Biologicals Private Limited (“CPL Biologicals”), of which Novavax owns 20% and Cadila owns the remaining 80%. Novavax and Cadila have also entered into a Master Services Agreement, pursuant to which Novavax is currently obligated to purchase $7.4 million of Services from Cadila or pay Cadila all or a portion of the shortfall before March 2012. In addition, a subsidiary of Cadila owns 12.5 million shares of Novavax’s outstanding Common Stock.

Mr. Lambert, Novavax’s former Executive Chairman and a former member of the Board of Directors, had a consulting agreement with Novavax, pursuant to which he assisted Novavax with issues regarding the development and commercialization of its vaccine product candidates, mentored management and assisted with business development. Under this consulting agreement, which expired by its terms on March 8, 2010,

Mr. Lambert’s annual compensation for services was $220,000; in 2010, Mr. Lambert’s payment under this consulting agreement was $41,398. As Executive Chairman, Novavax had also paid Mr. Lambert $30,000 annually for his service as a board member and also has granted him equity awards. As a member of the Board of Directors, Mr. Lambert was paid the standard annual retainer fee for outside directors, as well as the standard per-meeting attendance fees. In June 2010, the Company and Mr. Lambert entered into a subsequent consulting agreement as of April 1, 2010 and concluding on September 23, 2010, he acted as a Novavax representative on the board of directors of CPL Biologicals. During 2010, the Company incurred $32,250 for these services, of which $17,250 has been reimbursed by CPL Biologicals at December 31, 2010. The subsequent consulting agreement with Mr. Lambert was terminated in September 2010, and Mr. Lambert resigned from the Board of Directors in December 2010.

On February 15, 2010, the Board of Directors elected Mr. Erck as its new Executive Chairman. During 2010 Mr. Erck was paid a salary of $300,000 per annum as a full-time employee and has been granted performance and non-performance based equity awards, however the performance based equity awards were cancelled for failing to meet the performance criteria. Mr. Erck held this role until April 19, 2011, when he was appointed President and Chief Executive Officer.

Two of Novavax’s former directors have outstanding notes due to Novavax in the aggregate principal amount of $1,572,000, as reflected on the Company’s balance sheet as of December 31, 2010. The notes, in the initial principal amount of $1,479,268, were initially delivered by the former directors to Novavax in March 2002 as payment of the exercise price of options. In May 2008, one of the notes was amended and restated to, among other things, include accrued interest in the principal amount, bringing the aggregate principal amount outstanding to $1,610,516. As of December 31, 2010, Novavax received payments of $65,000. As security, the former directors pledged shares of the Novavax’s common stock as collateral. Novavax has the right to sell the pledged shares. As of December 31, 2010, the outstanding principal and interest for these two notes was in excess of $2.0 million. Both notes are currently in default and Novavax is legally pursuing the collection of these promissory notes.

There are no family relationships among any of the directors or executive officers (or any nominee therefor) of Novavax.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee was at any time during 2010 an employee or executive officer of Novavax. Mr. Marsh served as interim Chief Executive Officer of the Company from July 1996 to March 1997.

No executive officer of the Company currently serves, or during 2010 served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee.

Compensation of Directors

Compensation for non-employee directors is comprised of two components - cash compensation and equity awards. Dr. Modi does not receive additional compensation for his service on the Board. For information concerning the compensation of Mr. Erck and Dr. Singhvi, who was a director until his resignation in April 2011, see “Executive Compensation” below.

Cash Compensation

The following table sets forth the cash compensation paid to the Company’s directors and former directors for 2010:

Director	Fees
Richard Douglas, Ph.D	$17,713	Dr. Douglas received cash retainers of $10,081for his service as an outside director beginning on August 6, 2010 and $1,632 as a member of the Audit, Compensation and Finance Committees beginning on September 23, 2010. He received $6,000 for his attendance at Board and Committee meetings.
Stanley C. Erck	$3,375	Mr. Erck received cash retainers of $3,125 for his service as an outside director from January 1, 2010 through February 15, 2010 and $250 as a member of the Finance Committee during the same period. Upon becoming Executive Chairman, he was not entitled to additional compensation for attending Board or Committee meetings.
Gary C. Evans	$64,961	Mr. Evans received cash retainers of $25,000 as an outside director, $10,000 as the Lead Independent Director, $5,000 as Chairman of the Nominating and Corporate Governance Committee, $5,000 as Chairman of Finance Committee, $2,000 as a member of the Audit Committee and $1,461 as a member of the Compensation Committee from January 1, 2010 through September 23, 2010. He received $16,500 for his attendance at Board and Committee meetings.
John Lambert	$108,379	Mr. Lambert received a cash retainer of $5,645 for his service as the Executive Chairman and as a member of the Board from January 1, 2010 until March 8, 2010. He was not entitled to additional compensation for attending Board or Committee meetings through March 8, 2010. From March 9, 2010 until his resignation from the Board on December13, 2010, he received a cash retainer of $19,086 as an outside director. Mr. Lambert received $10,000 for his attendance at Board meetings. Mr. Lambert was also paid $41,398 under a pre-existing consultant agreement that expired on March 8, 2010 and $32,250 under a subsequent consultant agreement related to providing services to CPL Biologicals.
John O. Marsh, Jr., J.D.	$48,158	Mr. Marsh received cash retainers of $25,000 for his service as an outside director, $3,653 as Chairman of the Compensation Committee from January 1, 2010 until September 23, 2010, $1,461 as a member of the Audit Committee from January 1, 2010 until September 23, 2010, $544 as a member of the Compensation Committee from September 24, 2010 until December 31, 2010 and $2,000 as a member of the Nominating and Corporate Governance Committee. He received $15,500 for his attendance at Board and Committee meetings.
Michael A. McManus, Jr., J.D.	$58,500	Mr. McManus received cash retainers of $25,000 for his service as an outside director, $12,500 as Chairman of the Audit Committee and $6,000 as a member of the Compensation, Nominating and Corporate Governance and Finance Committees. He received $15,000 for his attendance at Board and Committee meetings.

Director	Fees
Rajiv I. Modi, Ph.D	—	Due to his relationship with Cadila and the joint venture, and the commercial transactions between Novavax and those companies, Dr. Modi did not receive compensation for his services as a director.
Rahul Singhvi, Sc.D.	—	The Company does not pay employee directors additional compensation for service on the Board of Directors.
James F. Young, Ph.D.	$33,350	Dr. Young received cash retainers of $18,472 for his service as an outside director from April 5, 2010 through December 31, 2010, $1,361 as Chairman of the Compensation Committee from September 23, 2010 through December 31, 2010, and $2,017 as a member of the Nominating and Corporate Governance from June 17, 2010 through December 31, 2010 and the Compensation Committee from April 15, 2010 through September 23, 2010. He received $11,500 for his attendance at Board and Committee meetings.

In 2010, Mr. Lambert received consulting fees from the Company, which are currently described in the section titled “Certain Relationships and Related Transactions.” Mr. Lambert’s initial consulting agreement expired on March 8, 2010 and, effective April 1, 2010, Mr. Lambert received fees pursuant to a subsequent consulting agreement that was terminated in September 2010. As Executive Chairman, Mr. Erck received an annual salary of $300,000 in 2010 and, because he was a full-time employee director, effective February 15, 2010, he ceased receiving compensation for his services as a director.

In 2010, the directors, other than Drs. Modi and Singhvi, and Messrs. Lambert and Erck (at the time Messrs. Lambert and Erck were each Executive Chairman), received $2,000 for each in-person Board meeting attended, $1,000 for each telephonic meeting attended (if such meeting lasted longer than 30 minutes), $1,000 for each in-person Committee meeting attended and $500 for each telephonic meeting attended (if such meeting lasted longer than 30 minutes). No fees for Committee meetings that occur on the same day as, or one day prior or subsequent to, a Board meeting are paid. All directors were reimbursed for reasonable costs and expenses incurred in connection with attending Board and Committee meetings. In 2010, except where specifically noted in the preceding chart, outside directors were entitled to receive an annual retainer of $25,000. The Lead Independent Director was entitled to receive an additional annual retainer of $10,000. The chairs of each of the Audit, Compensation, Nominating & Corporate Governance and Finance Committees were entitled to receive additional annual retainers of $12,500, $5,000, $5,000 and $5,000, respectively; while directors serving on a committee, other than as chairman, were entitled to receive an additional annual retainer of $2,000 per committee.

Beginning on April 1, 2011, pursuant to a resolution of the Company’s Board of Directors, outside directors will no longer receive attendance fees for committee meetings, whether attended in-person or telephonically, although outside directors will continue to receive Board meeting attendance fees. Also effective April 1, 2011, the chairs of each of the Compensation, Nominating & Corporate Governance and Finance Committees are entitled to receive annual retainers in the new amount of $7,000. Directors serving on a committee, other than as chairman, were entitled to receive an additional annual retainer of $4,000 per committee. On April 19, 2011, pursuant to a resolution of the Company’s Board of Directors, it was determined that the Chairman of the Board was entitled to receive an additional annual retainer of $25,000.

Equity Awards

In connection with his appointment as Executive Chairman, on February 15, 2010, the Board granted Mr. Erck an option to purchase 300,000 shares of Company Common Stock, 50% of which vested on February 15, 2011 and 50% of which would have vested upon the achievement of certain milestones related to 2010 corporate objectives that were not achieved. The exercise price of the option is $2.40 per share.

At its meeting on March 15, 2010, the Board granted options to purchase 15,000 shares of Company Common Stock to each of Mr. Evans, Mr. Lambert, Mr. Marsh, and Mr. McManus. All of the options have an exercise price of $2.35 per share and vested in full six months after the date of grant.

At its meeting on April 5, 2010, the Board granted options to purchase 20,000 shares of Company Common Stock to Dr. Young. This option has an exercise price of $2.38 per share and vested in full six months after the date of grant.

At its meeting on April 15, 2010, the Board granted options to purchase 5,000 shares of Company Common Stock to each of Mr. Evans, Mr. Lambert, Mr. Marsh, and Mr. McManus. All of the options have an exercise price of $2.66 per share and vested in full six months after the date of grant.

At its meeting on August 6, 2010, the Board granted options to purchase 20,000 shares of Company Common Stock to Dr. Douglas. This option has an exercise price of $2.22 per share and vested in full six months after the date of grant.

Summary Director Compensation Table

The following table sets forth information concerning the compensation paid by the Company to each individual who served as a non-employee director at any time during fiscal 2010:

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Option Awards(2) ($)	All Other Compensation ($)	Total ($)
Richard H. Douglas, Ph.D.(3)	17,213	—	31,404	—	48,617
Stanley C. Erck(4)	3,375	—	—	—	3,375
Gary C. Evans	64,961	—	38,051	—	103,012
John Lambert(5)	34,731	—	38,051	73,648	146,430
John O. Marsh, Jr., J.D.	48,158	—	38,051	—	86,209
Michael A. McManus, Jr., J.D.	58,500	—	38,051	—	96,551
Rajiv I. Modi, Ph.D.	—	—	—	—	—
James Young, Ph.D.(6)	33,350	—	34,892	—	68,242

(1)	Represents fees earned in 2010.
(2)	The grant date fair value was calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of this amount are included in Note 10 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 filed with the Securities and Exchange Commission on March 28, 2011.
(3)	Appointed to the Board on August 6, 2010.
(4)	See “Certain Relationships and Related Transactions” on page 28 for information regarding the compensation payable to Mr. Erck.
(5)	See “Certain Relationships and Related Transactions” on page 28 for information regarding the consulting agreement between the Company and Mr. Lambert.
(6)	Appointed to the Board on April 5, 2010.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) requires the Company’s directors, executive officers and holders of more than 10% of the Company’s Common Stock to file with the Securities and Exchange Commission (the “SEC”) and the NASDAQ Global Market initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Based solely on a review of the copies of such reports (and any amendments thereto) furnished to the Company during or with respect to 2010 or written representations that no reports were required, the Company believes that during 2010 its executive officers, directors and holders of more than 10% of the Company’s Common Stock complied with all Section 16(a) filing requirements.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides the Company’s equity compensation plan information as of December 31, 2010. Under these plans, the Company’s Common Stock may be issued upon the exercise of options. See also the information regarding stock options in Note 10 to the Company’s consolidated financial statements for the year ended December 31, 2010, included in the Company’ s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 28, 2011.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders(1)	5,794,644	$2.62	2,652,655
Equity compensation plans not approved by security holders	N/A	N/A	N/A

(1)	Includes the Company’s 2005 Stock Incentive Plan and 1995 Stock Option Plan.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS

Overview

The Compensation Discussion and Analysis (the “CD&A”) discusses the compensation of Novavax’s Named Executive Officers for 2010. The Named Executive Officers in 2010 were Dr. Rahul Singhvi, President and Chief Executive Officer, Stanley C. Erck, Executive Chairman of the Board of Directors, Frederick W. Driscoll, Vice President, Chief Financial Officer and Treasurer, John Trizzino, Senior Vice President, Business Development, and Dr. Gregory Glenn, Senior Vice President, Chief Medical Officer and former Chief Scientific Officer (collectively, the “Named Executive Officers”).

The CD&A considers the Company’s executive compensation philosophy, the objectives and operation of the compensation program, how compensation was set for 2010 and the various elements of compensation paid to the Named Executive Officers during 2010.

Executive Compensation Philosophy

Novavax’s compensation program is designed to attract, retain and reward a performing workforce in a highly competitive recruitment and retention market to achieve the Company’s mission, vision and goals. This philosophy is reflected in the components of the Company’s compensation program, and includes:

•	providing a competitive salary upon hire;
•	a performance management process that defines objectives, tracks employee performance and ties into the reward process through salary increases and incentive bonuses;
•	an annual merit increase plan that rewards the individual employee’s contribution for the fiscal year;
•	individual promotions that reward strong performance;
•	an annual incentive bonus that rewards individual and Company performance;
•	a stock option plan that provides initial stock option grants upon hire and additional grants for promotions, strong performance, and retention of high potential personnel; and
•	a market competitive, comprehensive benefits plan.

The Compensation Committee believes that these components provide many tools for retaining and rewarding high performing employees and covers the wide spectrum of employment needs.

Objectives of the Compensation Program

Attract and retain highly qualified executives.

The Compensation Committee believes that the compensation program for Novavax’s Named Executive Officers should be designed to attract, motivate and retain highly qualified executive officers responsible for the success of Novavax and should be determined within a framework that rewards performance and aligns the interests of the Named Executive Officers with the interests of the Company’s stockholders. Within this overall philosophy, the Compensation Committee’s objectives are to:

•	offer a total compensation program that enables Novavax to attract, motivate and retain, from a limited pool of resources, individuals who are highly experienced with a proven track record of success, and to provide total compensation that is competitive with the Company’s peers within the biotechnology and pharmaceutical industry;
•	achieve an equitable balance in the compensation offered to each member of the executive team;
•	provide annual variable cash incentive awards that take into account the achievement of individual performance criteria based on the Company’s performance goals; and
•	make a significant portion of Named Executive Officers’ compensation dependent on Novavax’s long-term performance and on enhancing stockholder value by providing appropriate long-term, equity-based incentives and encouraging stock ownership.

Reflect performance and reward high performance.

The Compensation Committee believes that a significant portion of a Named Executive Officer’s total compensation should reflect overall Company performance and individual performance. Incentives are based on meeting criteria in each of these categories and reflect the Named Executive Officer’s overall contribution to the Company.

Reward Named Executive Officers for meeting Novavax’s strategic goals and objectives.

The compensation program rewards the Company’s Named Executive Officers for achieving specified performance goals, building stockholder value, and maintaining long-term careers with Novavax. The compensation program is designed to reward these three aspects because the Compensation Committee believes it will motivate the executive team to make balanced annual and long-term decisions resulting in financial performance, scientific and product development innovations, and the achievement of the strategic business objectives.

Align Named Executive Officers’ goals with Novavax’s stockholders’ goals.

The Committee believes that Novavax’s long-term success depends upon aligning executives’ and stockholders’ interest. To support this objective, Novavax provides the Named Executive Officers with equity accumulation opportunities, by awarding stock options and restricted stock. Historically, restricted stock and stock option grants vested over three years, however beginning in 2011, such grants will generally vest over four years. This vesting period supports long-term retention of Named Executive Officers and reinforces long-term consideration because Named Executive Officers cannot exercise the options or sell shares of restricted stock until they have vested. At times, the Company also awards stock options or restricted stock that vest as the executive achieves certain milestones in order to incentivize the Named Executive Officer to achieve strategic Company goals within such Named Executive Officer’s area of responsibility.

Oversight and Operation of the Executive Compensation Program

The Compensation Committee is appointed by the Board of Directors to assist the Board with its responsibilities related to the compensation of the Company’s officers, directors and employees and the development and administration of the Company’s compensation plans. For details on the Compensation Committee’s oversight of the executive compensation program, see the section titled “Information Regarding the Board of Directors; Certain Committees and Corporate Governance Matters — Compensation Committee” beginning on page 24 of this Proxy Statement.

The Chief Executive Officer (the “CEO”) evaluates and provides performance assessments and compensation recommendations for each Named Executive Officer other than himself to the Compensation Committee. For 2010, the Executive Chairman of the Company’s Board of Directors evaluated the CEO’s performance and made compensation recommendations for the CEO to the Compensation Committee. In March 2011, Mr. Erck performed a comprehensive review of Dr. Singhvi’s performance. The Compensation Committee considered the CEO’s and the Executive Chairman’s recommendations and information provided by the human resources team (described below) in its deliberations regarding executive compensation and recommends to the Board the compensation of the Named Executive Officers based on such deliberations. The Board of Directors determines the compensation based on the recommendation of the Compensation Committee. In 2010, the CEO, the Executive Chairman and the Executive Director of Human Resources and Administration generally attended Compensation Committee meetings, but none were present for executive session or any discussion of their own compensation.

Setting Executive Compensation

Compensation packages for each Named Executive Officer are analyzed and discussed separately at the first Compensation Committee meeting each year. Prior to that meeting, the Company’s human resources team performs an analysis, considering the goals of market competitiveness, the executive’s performance and contribution to the Company, and internal equity. The human resources team then compares each Named Executive Officer’s current compensation against the 50th percentile of Survey Data, which is described in further detail below. The Compensation Committee believes this is a common reference among biotechnology companies similar in size to Novavax and therefore the Company remains competitive by targeting the 50th percentile of the Survey Data. At any time, the Compensation Committee and the Board of Directors may request additional information from the human resources team.

Salary Survey Data

When setting the compensation for the Named Executive Officers for 2010, the human resources team and the Compensation Committee reviewed wage survey data specific to the life sciences industry. The survey utilized by the human resources team is the Radford Global Life Sciences Survey (the “Survey Data”). The Radford Global Life Sciences Survey provides total compensation and practices data for multinational life sciences companies for 575+ companies and more than 200,000 individuals. Global market data is available for 25 countries and positions at the executive, management, professional, sales and support levels, as well as overall compensation practices. Target industries include biotechnology, pharmaceutical, medical device, diagnostic and clinical research organizations (CROs). The Radford Global Life Sciences Survey is the primary source of survey data used.

The Survey Data is used to determine whether or not a Named Executive Officer’s salary and bonus opportunity are competitive within the industry. The salary and bonus are compared to the 50th percentile, which Novavax considers to be within a competitive range of the market for a company of its size and stage of clinical development.

Internal Equity

The Compensation Committee considers internal equity when determining compensation to ensure that the Company is fair in its compensation practices across all levels and avoid discrimination in compensation practices among the protected classes. The Compensation Committee provided certain adjustments in 2010 to provide for internal equity and market competitiveness.

Total Direct Compensation Report

In October 2010, the Compensation Committee engaged LCG Group Compensation & HR Consulting (“LCG”), to review and analyze its current compensation programs and to make recommendations regarding the appropriateness of its current compensation strategy and practices, the competitiveness of each component of compensation, and whether modifications should be made to its annual incentive plan and stock option grant approach. In addition, LCG reviewed the competitiveness of long-term incentives, assessed the metrics used to reward executives and Board members, and assessed the mix of equity grants to correctly align risk and performance with long-term incentives. The consultant was authorized by the Compensation Committee to work with certain executive officers of the Company, as well as other employees in the Company’s human resources, legal and finance departments in connection with the consultant’s work for the Compensation Committee. The consultant conducted a review of the total compensation of the Company’s executive officers and prepared a report for review by management and subsequently by the Compensation Committee that was used in determining appropriate levels of compensation for the Company’s executive officers for 2011 (the “LCG Report”).

What the Compensation Program is Designed to Reward

Company Performance

The executive compensation program is designed to reward both individual performance, as well as corporate performance. A significant portion of a Named Executive Officer’s total compensation package is based on the Company’s performance and the achievement of certain corporate goals. Because of the key role the Named Executive Officers play in the success of the Company, a significant portion of the achievement of corporate goals is reflective of the Named Executive Officers’ individual performance. During 2010, the Board of Directors and the executive committee jointly developed a set of objectives for 2010 which were based on the Company’s strategic plan (the “2010 Objectives”). These objectives included:

•	advancing the seasonal influenza vaccine in clinical and pre-clinical development;
•	advancing H1N1 influenza vaccine clinical development;
•	completing new target selection process;
•	completing equity financing as part of overall financing needed through 2010;
•	completing product-related agreements that raise cash (equity or cash) and having a specific overall net present value;
•	completing an Investigational New Drug (“IND”) application for a virus-like particle (“VLP”) vaccine for the treatment of Resperatory Syncytial Virus (“RSV”);
•	obtaining a contract with HHS BARDA; and
•	advancing influenza manufacturing and development.

Individual Performance

For 2010, the CEO and the Executive Chairman reviewed and evaluated the performance of the other Named Executive Officers and, together, they set performance goals and objectives for that year. This review was conducted in the first quarter of the year. For 2010, the Executive Chairman of the Board of Directors reviewed and evaluated the performance of the CEO, while the Board of Directors reviewed and evaluated the performance of the Executive Chairman. The performance goals and objectives for the CEO and Executive Chairman in 2010 were the same as the annual corporate objectives based on the strategic plan. Each of the Named Executive Officers is evaluated on the competencies of teamwork, results orientation, business ethics, accountability, business process improvement, leadership, personnel development, staff communication and treatment of employees.

In addition, each executive officer had additional individual goals to support the 2010 Objectives or to further the Company’s strategic plan. More specifically:

•	Mr. Driscoll had individual goals for activities needed to achieve the corporate 2010 Objective of completing equity financings (e.g., evaluate financing options, prepare analyses and seek to consummate transactions) and operational individual goals such as ensuring compliance with Sarbanes-Oxley procedures, financial closing procedures and audit compliance.
•	Mr. Trizzino had individual goals for activities needed to achieve the corporate 2010 Objectives of entering into strategic partnering deals and other transactions related to products which raise equity or cash (e.g., identify and evaluate potential corporate partners and secure partnership transactions).
•	Dr. Glenn had individual goals for activities needed to achieve the corporate 2010 Objectives of advancing vaccine candidates to clinical trials (e.g., complete protocol and study documents, finalize contracts with vendors, submit investigational new drug application and review pre-clinical study design and documentation).

Based on the performance evaluations, each Named Executive Officer is given a performance rating. The performance rating determines the amount of any merit salary increase, adjustments to the incentive cash bonus awards and equity awards. The performance ratings used by the Company include Outstanding, Exceeds Expectations, Meets Expectations and Improvement Needed. Of the Named Executive Officers who were still employed by the Company as of the date of this Proxy Statement, all received a performance rating of at least “Meets Expectations.”

Elements of Compensation

The Compensation Committee believes that the most effective compensation program is one that provides a competitive base salary, rewards the achievement of established annual and long term goals and objectives and provides an incentive for retention. For this reason, the compensation program is comprised of three primary elements: base salary, a cash incentive bonus program and equity awards. The Compensation Committee believes that these three elements are the most effective combination to motivate and retain the Named Executive Officers.

The Compensation Committee has not adopted any formal guidelines for allocating total compensation between equity compensation and cash compensation, but generally seeks to provide an overall executive compensation package designed to attract, motivate, and retain highly qualified executive officers, to reward them for performance over time, and to align the interests of the Named Executive Officers with the interests of the stockholders. Although equity compensation is an important component of the compensation program, particularly with respect to creating long-term stockholder value, in 2010, the Compensation Committee focused on ensuring that Named Executive Officer base salaries and bonus opportunities were in line with the median average salaries and annual incentives for comparable positions within the biotechnology industry.

Base Salary

The Compensation Committee’s philosophy is to maintain base salaries at a competitive level sufficient to recruit and retain individuals possessing the skills and capabilities necessary to achieve the Company’s goals over the long term.

Novavax provides an annual salary to each Named Executive Officer based on each person’s level of responsibility, expertise, skills, knowledge, and experience, and the Compensation Committee compares current salaries to those at other comparable companies within the biotechnology and pharmaceutical industry and adjust as appropriate, to ensure that the Company will retain this expertise, skill, and knowledge at Novavax. Merit increases are typically awarded effective April 1st of each year, reflecting performance for the previous year. The increases were determined by an annual performance review in light of the individual’s 2009 performance goals and achievement of Company objectives, as well as by reference to the Survey Data. Salary increases were provided April 1, 2010. Effective April 1, 2010, the base salaries for these Named Executive Officers were:

Executive	Base Salary($)	Percentage Increase in Base Salary from December 31, 2009
Rahul Singhvi, Sc.D.	454,554	4
Stan Erck(1)	300,000	—
Frederick W. Driscoll	278,921	4
Gregory Glenn, M.D.(2)	350,000	—
John Trizzino	290,225	4

(1)	Mr. Erck was appointed Executive Chairman of the Board of Directors and became an employee of the Company in February 2010.
(2)	Dr. Glenn was hired as the Company’s Chief Scientific Officer in July 2010; beginning in January 2011, he began serving as the Company’s Chief Medical Officer.

Incentive Cash Bonus

The incentive cash bonus program is designed to motivate and reward the Named Executive Officers for the achievement of specific corporate goals. The purpose of the incentive cash bonus program is to align company, departmental and individual goals throughout the Company and to provide an incentive that further ties individual contribution and teamwork to compensation. At the time that the Board of Directors approved the 2010 Objectives, the Board also weighted each Objective. The Board outlined specific metrics to determine whether the Company achieved 75%, 100% or 125% of the Objectives. Bonuses may be awarded only at the discretion of the Board if 75% of the corporate objectives are not achieved.

On March 9, 2011, the Compensation Committee reviewed the Company’s performance related to the 2010 Objectives. On March 10, 2011, upon recommendation of the Compensation Committee, the Board of Directors determined that incentive bonuses would be awarded for 2010 based on achievement of corporate objectives at 76.3%. The following table summarizes conclusions regarding the 2010 Objectives:

Objective	Weight	Achievement	Percent	Explanation
Advance the seasonal influenza vaccine in clinical and pre-clinical development	10%	Partially met objective	7.5%	Significant progress was made in optimizing the influenza VLP vaccine.
Advance H1N1 influenza vaccine clinical development	5%	Partially met objective	3.7%	The H1N1 influenza vaccine clinical trial in Mexico was completed
Complete new target selection process	5%	Exceeded objective	6.3%	New targets were selected and proof of concept achieved in an animal model.
Complete equity financing as part of overall financing needed through 2010	10%	Exceeded objective	12.5%	The Company finished the year with more than 18 months of cash
Complete product-related agreements that raise cash (equity or cash) and have a specific overall net present value	20%	Did not meet objective	0%	Although a partnering deal was developed in 2010, it did not meet the full criteria of this objective.
Complete IND for a VLP vaccine for the treatment of RSV	15%	Met objective	15%	The company submitted its IND and initiated Phase 1 clinical trials.
Obtain a contract with HHS BARDA	20%	Met objective	20%	The Company finalized its contract with HHS BARDA for the advanced development of a recombinant cell-based influenza vaccines.
Advance influenza manufacturing and development	15%	Partially met objective	11.3%	Significant progress was developing the manufacturing process for influenza vaccine based on cost of goods sold.
Total	100%		76.3%

The target bonus is based upon a percentage of the Named Executive Officer’s base salary. The target bonus percentages are determined based on market data and the ultimate amount of any bonus is at the discretion of the Board. The 2010 bonus targets were as follows:

Executive	Percentage of Base Salary
Rahul Singhvi, Sc.D.	100	(1)
Stanley C. Erck	100
Frederick W. Driscoll	40	(2)
Gregory Glenn. M.D.	40	(2)
John Trizzino	40	(2)

(1)	Dr. Singhvi’s target bonus percentage was increased from 60% to 100% by amendment of his Employment Agreement in May 2010.
(2)	Based on recommendations from the LCG Report, the Board of Directors has voted to change annual incentive targets for vice presidents to 35% beginning in 2011.

The CEO’s bonus is based solely on the achievements of the 2010 Objectives and the discretion of the Board. The Compensation Committee believes the higher the individual’s position within Novavax, the more closely his or her bonus award should be tied to the Company’s success. For all of the other Named Executive Officers, the Compensation Committee considers both corporate achievements, as well as individual performance. To be eligible for a bonus, the Named Executive Officers must achieve at least a “Meets Expectations” on his or her annual performance review. For these Named Executive Officers (other than the CEO), 80% of the bonus is based on corporate achievement and 20% of the bonus is based on individual performance.

Equity Awards

Equity incentive awards are a fundamental element in the executive compensation program because they emphasize long-term performance, as measured by creation of stockholder value, and foster a commonality of interest between stockholders and key executives. In addition, they are crucial to a competitive compensation program for Named Executive Officers because they act as a powerful retention tool. The Compensation Committee views the Company as still facing significant risk, but with a potential for a high upside. Equity incentive awards are designed to provide the most meaningful component of executive compensation. The Named Executive Officers are motivated by the potential appreciation in the stock price above the exercise price of the stock options. To encourage continued employment, stock option grants to the Named Executive Officers typically include options that require the executive to remain a Novavax employee for several years before the options are fully vested. In addition, the Compensation Committee also awards options that vest as the Named Executive Officer achieves certain milestones. The Compensation Committee believes it is important to tie the long-term benefit potentially realizable by the executive to a long-term commitment with Novavax.

Equity incentive awards may include stock options, stock appreciation rights, restricted or unrestricted stock awards, stock equivalent units and any other stock based awards under Section 162(m) of the Internal Revenue Code. Traditionally, the Company grants stock options as the primary form of equity compensation, but does, at times, grant restricted stock. Restricted stock grants are used at times to attract and retain key executive officers. Restricted grants are typically based on critical milestones to be achieved over a period of time or vest over several years.

Annual stock option grants are awarded to the Named Executive Officers at the discretion of the Compensation Committee. The Compensation Committee considers Company performance, competitive data and the individual’s scope of responsibility and continuing performance.

To be eligible to receive an award of stock options, the Named Executive Officer must have an overall performance rating of at least “Meets Expectations.”

In 2010, the stock options awarded to the Named Executive Officers were awarded in amounts based, in part, by reference to data in the Radford Compensation Survey. Based on the LCG Report, the Board of Directors has voted to change the vesting period for 2011 stock option grants made to its Named Executive Officers from three years to four years.

Perquisites and Other Personal Benefits

The Company provides the Named Executive Officers with certain perquisites and other personal benefits that the Compensation Committee believes are reasonable and consistent with the overall compensation program and with competitive practice in the industry. Novavax has provided reimbursement for relocation to certain Named Executive Officers due to the limited pool of individuals in the local area with the knowledge, skill and expertise needed to fulfill the Company’s complex requirements. These expenses have been “grossed up” to reimburse the Named Executive Officers for state and federal income taxes imposed on the relocation expense. The Compensation Committee believes this has been necessary so as to not provide a financial hardship on the executive during the transition process to Novavax.

All of the Named Executive Officers are eligible to participate in the Company’s employee benefit plans, including health, dental and vision insurance, a prescription plan, flexible spending accounts, short and long term disability, life insurance and a 401(k) plan. The Company matches 25% of up to 6% of the Named Executive Officers’ contributions to the 401(k) plan. These plans are offered to all employees and do not discriminate in favor of Named Executive Officers.

Employment Agreements and Severance Benefits

As of December 31, 2010, the Company had employment agreements in place with the following Named Executive Officers: Drs. Singhvi and Glenn, and Messrs. Erck, Driscoll and Trizzino. The employment agreements provide for certain payments if the Named Executive Officer is terminated by the Company without cause or leaves for good reason. The terms of these agreements are described in greater detail in the section entitled “Overview of Employment and Change of Control Agreements.” All of the Named Executive Officers are “at will” employees.

The Company has established a Change in Control Severance Benefit Plan, which provides for severance payments to participating employees if the participant’s employment is terminated in connection with a change in control. This plan is described in greater detail in the section entitled “Overview of Employment and Change of Control Agreements.” The Compensation Committee believes it is important to provide such employees with an incentive to remain with the Company and consummate a strategic corporate sale or transaction that maximizes stockholder value. All of the Named Executive Officers participate in the Change in Control Severance Benefit Plan.

Tax and Accounting Implications

As part of its role, the Compensation Committee considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that the Company may not deduct non-performance based compensation of more than $1 million that is paid to certain executives. The Compensation Committee has considered the $1 million limit for federal income tax purposes on deductible executive compensation that is not performance based and believes that the compensation paid is generally fully deductible for federal income tax purposes. However, in certain situations, the Compensation Committee may approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for the Company’s executive officers.

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation earned during the fiscal years ended December 31, 2010, 2009 and 2008 by the Company’s principal executive officer, the individual that served as the principal financial officer or performed similar functions, the three other most highly compensated individuals serving as executive officers on December 31, 2010, and two individuals for whom disclosure would have been required had they been executive officers on December 31, 2010 (collectively, the “Named Executive Officers”).

Name and Principal Position	Year	Salary(1) ($)	Bonus(2) ($)		Stock Awards(3) ($)	Option Awards(3) ($)	Non-Equity Incentive Plan Compensation(4) ($)	All Other Compensation(5) ($)	Total ($)
Rahul Singhvi, Sc.D. President & Chief Executive Officer	2010	450,213	—		—	234,765	206,108	96,312	987,398
	2009	434,141	—		—	68,338	100,000	2,816	605,295
	2008	406,253	—		—	262,832	—	3,795	672,880

Frederick W. Driscoll VP, Chief Financial Officer &Treasurer	2010	277,941	—		—	99,936	84,539	4,781	467,197
	2009	98,013	—		52,100	733,722	34,657	677	919,169

Stanley C. Erck(6) Executive Chairman of the Board of Directors	2010	263,654	—		—	479,520	201,168	5,030	949,372
Gregory Glenn, M.D.(7) Senior Vice President & Chief Medical Officer	2010	175,000	75,000	(8)	105,500	494,865	49,728	2,004	902,097
John Trizzino SVP, Business Development	2010	288,919	—		—	156,510	82,099	926	528,454
	2009	130,625	—		—	425,304	46,189	443	602,561

(1)	Includes amounts earned, but deferred at the election of the Named Executive Officer, such as salary deferrals under the Company’s 401(k) plan established under Section 401(k) of the Internal Revenue Code.
(2)	Performance-based bonuses are generally paid under the Company’s incentive cash bonus program and reported as Non-Equity Incentive Plan Compensation. Except as otherwise noted, amounts reported as Bonus represent discretionary bonuses awarded by the Compensation Committee in addition to any amount awarded under the incentive cash bonus program.
(3)	The grant date fair value was calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of this amount are included in Note 10 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 filed with the Securities and Exchange Commission on March 28, 2011.
(4)	Represents bonus amounts awarded in 2010, 2009 and 2008 under the Company’s incentive cash bonus program. For a description of the incentive cash bonus program, see page 38 in the Compensation Discussion and Analysis.
(5)	See the All Other Compensation table below for additional information.
(6)	Mr. Erck was appointed as Executive Chairman of the Board of Directors and became an employee of the Company in February 2010.
(7)	Dr. Glenn was hired as Chief Scientific Officer in July 2010; beginning in January 2011, he began serving as the Company’s Chief Medical Officer.
(8)	Represents a signing bonus.

All Other Compensation

Novavax provides the Named Executive Officers with additional benefits, reflected in the All Other Compensation table below for 2010, that the Company believes are reasonable, competitive and consistent with the Company’s overall executive compensation program. For more information regarding the perquisites paid by Novavax, see page 40 of the Compensation Discussion and Analysis.

Name	Insurance Premiums(1) ($)	Company 401(k) Contributions(2) ($)	Relocation(3) ($)	Total ($)
Rahul Singhvi, Sc.D.	604	1,527	94,181	96,312
Frederick W. Driscoll	2,657	2,124	—	4,781
Stanley C. Erck(4)	2,310	2,720	—	5,030
Gregory Glenn, M.D.	828	1,176	—	2,004
John Trizzino	926	—	—	926

(1)	Represents the incremental cost to the Company of life insurance premiums to provide term life insurance benefits to the Named Executive Officers in the amount of two times the executive’s base salary, up to a maximum of $400,000.
(2)	Represents employer matching contributions to the Company’s 401(k) plan.
(3)	Represents relocation expenses.
(4)	Mr. Erck also received Director Fees described in the Directors Compensation table prior to becoming an employee of the Company on February 15, 2010.

GRANTS OF PLAN BASED AWARDS TABLE

The following table sets forth information with respect to option awards and other plan-based awards granted during the fiscal year ended December 31, 2010 to the Company’s Named Executive Officers:

Name	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Grant Date	All Other Stock Awards: Number of Shares of Stock or Unit (#)	All Other Stock and Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards(2) ($/Sh)	Grant Date Fair Value of Stock and Option Awards(3) ($)
	Threshold ($)	Target ($)	Maximum ($)
Rahul Singhvi, Sc.D.	337,660	450,213	562,766	3/15/2010	—	150,000	2.35	234,765
Frederick W. Driscoll	83,382	111,176	138,970	4/15/2010	—	30,000	2.66	52,983
				3/15/2010	—	30,000	2.35	46,953
Stanley C. Erck(4)	197,740	263,654	329,568	2/15/2010	—	300,000	2.40	479,520
Gregory Glenn, M.D.(4)	52,500	70,000	87,500	7/01/2010	—	350,000	2.11	494,865
				7/01/2010	50,000	—	2.11	105,500
John Trizzino	86,676	115,568	144,460	3/15/2010	—	100,000	2.35	156,510

(1)	If 75% of the 2010 Objectives were not achieved, a cash bonus would not have been paid. The bonus is capped at 125% achievement of the 2010 Objectives. The target amount of any bonus is, subject to Board discretion, prorated between the minimum 75% achievement of 2010 Objectives and the maximum 125% achievement. The target amount is based on the individual’s current base salary and represents 100% of Dr. Singhvi’s and Mr. Erck’s base salary, 40% of the base salary of each of Mr. Driscoll, Dr. Glenn, and Mr. Trizzino. Although Dr. Singhvi’s and Mr. Erck’s goals were the 2010 Objectives, Messrs. Driscoll’s and Trizzino’s and Dr. Glen’s goals were weighted 80% based on the 2010 Objectives and 20% based on each individual’s specific personal goals.

(2)	Options granted have an exercise price equal to the fair market value of the Company’s Common Stock on the date of grant which, under the Company’s 2005 Stock Incentive Plan, is equal to the closing price of the Company’s Common Stock as reported on the NASDAQ Global Market on the date of grant.
(3)	The grant date fair value was calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of this amount are included in Note 10 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 filed with the Securities and Exchange Commission on March 28, 2011.
(4)	Amounts representing potential bonus payments are pro rated to reflect the portion of the year the individual was employed by the Company. Amounts for future years are likely to be higher based on a full year of eligibility under the bonus program.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table sets forth certain information with respect to the value of all unexercised options previously awarded to the Company’s Named Executive Officers as of December 31, 2010:

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Options Unexercisable (#)	Option Exercise Price ($/Sh)	Option Expiration Date		Number of Shares of Stock that Have Not Vested (#)		Market Value of Shares that Have Not Vested(1) ($)
Rahul Singhvi, Sc.D.	4/6/2004	85,000	—	6.18	4/6/2014	(2)
	2/24/2005	45,000	—	2.21	2/24/2015	(2)
	3/31/2005	50,000	—	1.41	3/31/2015	(2)
	5/4/2005	30,000	—	1.48	5/4/2015	(3)
	8/26/2005	400,000	100,000	1.34	8/26/2015	(4)
	2/17/2006	75,000	25,000	4.60	2/17/2016	(5)
	3/7/2007	100,000	—	2.77	3/7/2017	(3)
	3/6/2008	116,667	58,333	2.61	3/6/2018	(3)
	3/5/2009	58,334	116,666	0.56	3/5/2019	(3)
	3/15/2010	—	150,000	2.35	3/15/2020	(3)
Stanley C. Erck	6/24/2009	20,000	—	2.44	6/24/2019	(6)
	2/15/2010	—	150,000	2.40	2/15/2020	(7)
Frederick W. Driscoll	8/24/2009	73,334	146,666	5.21	8/24/2019	(3)
							6,664	(8)	16,194
	3/15/2010	—	30,000	2.35	3/15/2020	(3)
	4/15/2010	—	30,000	2.66	4/15/2020	(3)
Gregory Glenn, M.D.	7/01/2010	—	350,000	2.11	7/01/2020	(3)
							50,000	(9)	121,500
John Trizzino	7/20/2009	73,334	146,666	3.02	7/20/2019	(3)
	3/15/2010	—	100,000	2.35	3/15/2020	(3)

(1)	Based on the closing price of the Company’s Common Stock of $2.43 as reported on the NASDAQ Global Market System on December 31, 2010.
(2)	These options were awarded under the Company’s 1995 Stock Incentive Plan and vest in three equal increments on the first three anniversaries of the date of grant.
(3)	These options were awarded under the Company’s 2005 Stock Incentive Plan and vest in three equal increments on the first three anniversaries of the date of grant.
(4)	These options were awarded under the Company’s 2005 Stock Incentive Plan and vest (i) with respect to 20% of the shares, when the market capitalization of the Company exceeded $150 million; (ii) with respect to 20% of the shares, when the market capitalization of the Company exceeded $250 million; (iii) with respect to 20% of the shares, when the market capitalization of the Company exceeded $350 million; (iv) with respect to 20% of the shares, when $35 million principal amount of convertible notes made by the Company in favor of certain institutional investors are redeemed or repaid in full; and (v) with respect to 20% of the shares, when a Change in Control occurs.
(5)	These options were awarded under the Company’s 2005 Stock Incentive Plan and vest (i) with respect to 25% of the shares, when the market capitalization of the Company exceeded $250 million; (ii) with respect to 25% of the shares, when the market capitalization of the Company exceeded $350 million; (iii) with respect to 25% of the shares, when $35 million principal amount of convertible notes made by the Company in favor of certain institutional investors are redeemed or repaid in full; and (iv) with respect to 25% of the shares, when a Change in Control occurs.
(6)	These options were awarded under the Company’s 2005 Stock Incentive Plan and vest six months following the date of grant.
(7)	These options were awarded under the Company’s 2005 Stock Incentive Plan and vest one year following the date of grant.
(8)	These restricted stock grants were awarded under the Company’s 2005 Stock Incentive Plan and vest in three equal increments on the first three anniversaries of the date of grant.
(9)	These restricted stock grants were awarded under the Company’s 2005 Stock Incentive Plan and vest in full six months following the date of grant.

OPTIONS EXERCISED AND STOCK VESTED TABLE

The following table sets forth certain information concerning the vesting of the Company’s Common Stock held by the Named Executive Officers during the fiscal year ended December 31, 2010:

	Option Awards		Stock Awards
Name	Number of Shares Acquired On Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired On Vesting (#)	Value Realized Vesting(1) ($)
Rahul Singhvi, Sc.D.	—	—	—	—
Frederick W. Driscoll	—	—	3,334	6,735
Stanley C. Erck	—	—	—	—
Gregory Glenn, M.D.	—	—	—	—
John Trizzino	—	—	—	—

(1)	Based on the closing price of the Company’s Common Stock, as reported on the NASDAQ Global Market on the date on which the stock vested, or, if the stock vested on a weekend or holiday, the closing price of the stock on the next day the Company’s stock was traded.

OVERVIEW OF EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

Employment Agreements

On December 31, 2010, the Company had employment agreements in place with Drs. Singhvi and Glenn, and Messrs. Erck, Driscoll, and Trizzino. As described in this section, references to “Named Executive Officers” means those Named Executive Officers that have employment agreements with the Company on that date.

Each employment agreement provides for a base salary subject to review each year, an incentive bonus and equity awards. Salary information and the target amount of the incentive bonus are described in greater detail on page 39 in the Compensation Discussion and Analysis. The amount of any incentive bonus and the form of payment (cash, shares of restricted stock or some combination of the two) is at the discretion of the Board of Directors.

The employment agreements also provide that additional equity may be awarded to the Named Executive Officer based upon his or her performance and subject to the Board’s approval and for the reimbursement of reasonable expenses incurred by him or her in connection with the performance of his or her duties and to participate in the Company’s Severance Plan (discussed below). All Named Executive Officers must devote his or her full business time to the performance of services to the Company.

The employment agreements require each Named Executive Officer to maintain the confidentiality of the Company’s proprietary information, and that all work product discovered or developed by him or her in the course of his or her employment belongs to the Company. In addition, in the employment agreements, the Named Executive Officers have agreed not to compete with the Company, directly or indirectly, within the United States or interfere with or solicit the Company’s contractual relationships, in each case during the term of his or her employment and for the duration of the severance period described for each Named Executive Officer following the termination of his or her employment.

If Named Executive Officer is terminated without “cause” or leaves the Company for “good reason” (as such terms are defined in each employment agreement), the Named Executive Officer may receive a lump sum separation payment. The amount of these payments is more specifically described in the section “Potential Payments Upon Termination” beginning on page 48. To be entitled to such a payment, the Named Executive Officer must execute and deliver to the Company a separation and release agreement, releasing the Company from any claims.

In May 2010, Dr. Singhvi’s employment agreement was amended to provide a target bonus equal to 100% of his base salary. Upon termination other than for cause, Dr. Singhvi’s employment agreement provides payments for 18 months of pay at his then current salary, 18 months of health care premiums under COBRA, and accelerated vesting of 50% of all unvested stock options and restricted stock awards that are held at the time of termination. Upon such termination, Dr. Singhvi would also be entitled to exercise all outstanding vested stock options held at termination for up to twelve (12) months following the date of such termination.

Additionally, on July 23, 2007, the Company agreed to reimburse Dr. Singhvi for the costs of relocating from Pennsylvania to Maryland in connection with the move of the Company’s headquarters in an amount not to exceed $225,000, inclusive of any tax gross ups. In 2010, the Company reimbursed Dr. Singhvi $94,181 for relocation expenses, which included a tax gross up.

Amended and Restated Change in Control Severance Benefit Plan

In August 2005, the Board of Directors adopted a Change of Control Severance Benefit Plan (the “Severance Plan”). The Severance Plan was amended in July 2006 and December 2008, as described below. The purpose of the Severance Plan is to provide severance pay and benefits to a select group of employees whose employment with the Company may be terminated following a change in control event, to provide such employees with an incentive to remain with the Company and help the Company consummate a strategic corporate sale or transaction that maximizes stockholder value. Participants in the Severance Plan are recommended by the CEO and approved by the Board of Directors. Selected participants with existing severance agreements will be deemed to elect coverage under the Severance Plan and are not eligible for any severance benefits under such other agreements unless expressly provided otherwise by the Board. Each of the Named Executive Officers that are currently officers of the Company participate in the Severance Plan.

The Severance Plan provides for the payment of benefits upon certain triggering events. A triggering event occurs if a participant’s employment is terminated due to an “Involuntary Termination without Cause” for a reason other than death or disability or as a result of a “Constructive Termination” which occurs either (i) for a certain period (not to exceed 24 months) after the effective date of a “Change in Control” or (ii) before the Change in Control but after the first day on which the Board and/or senior management of the Company has entered into formal negotiations with a potential acquirer that results in the consummation of the Change In Control. As of December 31, 2010, the specific period of time following the effective date of a Change in Control during which payment of benefits under the Severance Plan may be triggered was as follows:

Executive	Severance Period
Rahul Singhvi, Sc.D.	24 months
Stanley C. Erck	12 months
Frederick W. Driscoll	12 months
Gregory M. Glenn, M.D.	12 months
John Trizzino	12 months

If a triggering event occurs, the participant is entitled to a lump sum severance payment, a bonus equal to 100% of the target annual performance bonus for the period in which the termination date occurred and continuation of medical, dental, vision and hospitalization benefits for the same number of months as the severance period.

Executive	Severance Payment	Continuation of Benefits Period
Rahul Singhvi, Sc.D.	24 months salary	24 months
Stanley C. Erck	12 months salary	12 months
Frederick W. Driscoll	12 months salary	12 months
Gregory M. Glenn, M.D.	12 months salary	12 months
John Trizzino	12 months salary	12 months

Initially, the Severance Plan provided that all outstanding equity awards held by participants became vested and exercisable upon a change in control of the Company (a “Single Trigger Acceleration”). In July 2006, the Board amended and restated the Severance Plan to provide that, upon a termination of employment following a Change in Control, all awards granted thereafter and held by participants shall become vested and exercisable in full (a “Double Trigger Acceleration”). In April 2007, the Compensation Committee recommended, and the Board of Directors adopted, revised stock option agreements, restricted stock agreements and restricted stock unit agreements for all awards made in March 2007 and thereafter that provide for Double Trigger Acceleration to conform to the amended Severance Plan. This action did not alter awards granted before March 2007. Dr. Singhvi is currently the only Named Executive Officer with Single Trigger Acceleration equity awards. The Severance Plan provides that all vested and exercisable options may be exercised within one year from the participant’s termination date, provided however that no exercise may occur later than the expiration date of the option as set forth in the applicable option agreement.

In December 2008, the Board amended and restated the Severance Plan with the intention to comply with or be exempt from the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”). Specifically, the Severance Plan was amended to clarify provisions relating to the types of benefits available under the Severance Plan and the timing of the payments of such benefits.

As used herein, the terms “Involuntary Termination without Cause,” “Cause,” “Constructive Termination” and “Change in Control” shall have the following meanings:

Involuntary Termination without Cause means the termination of an eligible employee’s employment which is initiated by the Company for a reason other than Cause.

Cause means (i) conviction of, a guilty plea with respect to, or a plea of nolo contendere to a charge that the eligible employee has committed a felony under the laws of the United States or of any state or a crime involving moral turpitude, including, but not limited to, fraud, theft, embezzlement or any crime that results in or is intended to result in personal enrichment at the expense of the Company; (ii) material breach of any agreement entered into between the eligible employee and the Company that impairs the Company’s interest therein; (iii) willful misconduct, significant failure to perform the eligible employee’s duties, or gross neglect by the eligible employee of the eligible employee’s duties; or (iv) engagement in any activity that constitutes a material conflict of interest with the Company.

Constructive Termination means a termination initiated by an eligible employee because any of the following events or conditions have occurred:

(1)	a change in the employee’s position or responsibilities (including reporting responsibilities) which represents an adverse change from the employee’s position or responsibilities as in effect immediately preceding the effective date of a Change in Control or at any time thereafter; the assignment to the employee of any duties or responsibilities which are inconsistent with the employee’s position or responsibilities as in effect immediately preceding the effective date of a Change in Control or at any time thereafter; except in connection with the termination of the employee’s employment for Cause or the termination of an employee’s employment because of an employee’s disability or death, or except resulting from a voluntary termination by the employee other than as a result of a Constructive Termination;

(2)	a reduction in the employee’s pay or any failure to pay the employee any compensation or benefits to which the employee is entitled within five (5) days of the date due;
(3)	the Company’s requiring the employee to relocate his principal worksite to any place outside a fifty (50) mile radius of the employee’s current worksite, except for reasonably required travel on the business of the Company or its affiliates which is not materially greater than such travel requirements prior to the Change in Control;
(4)	the failure by the Company to (A) continue in effect (without reduction in benefit level and/or reward opportunities) any material compensation or employee benefit plan in which the employee was participating immediately preceding the effective date of a Change in Control or at any time thereafter, unless such plan is replaced with a plan that provides substantially equivalent compensation or benefits to the employee, or (B) provide the employee with compensation and benefits, in the aggregate, at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each other employee benefit plan, program and practice in which the employee was participating immediately preceding the date of a Change in Control or at any time thereafter;
(5)	the insolvency or the filing (by any party, including the Company) of a petition for bankruptcy of the Company, which petition is not dismissed within sixty (60) days;
(6)	any material breach by the Company of any provision of the Severance Plan; or
(7)	the failure of the Company to obtain an agreement, satisfactory to the employee, from any successors and assigns to assume and agree to perform the obligations created under this Plan as a result of a Change in Control.

Change in Control means (i) a sale, lease, license or other disposition of all or substantially all of the assets of the Company; (ii) a consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, own less that fifty percent (50%) of the outstanding voting power of the surviving entity and its parent following the consolidation, merger or reorganization; (iii) any transaction or series of related transactions involving a person or entity, or a group of affiliated persons or entities (but excluding any employee benefit plan or related trust sponsored or maintained by the Company or an affiliate) in which such persons or entities that were not stockholders of the Company immediately prior to their acquisition of the Company securities as part of such transaction become the owners, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction and other than as part of a private financing transaction by the Company; or (iv) a Change in the Incumbent Board (as defined below). For purposes of the Severance Plan, a Change in the Incumbent Board shall occur if the existing members of the Board on the date this Plan is initially adopted by the Board (the “Incumbent Board”) cease to constitute at least a majority of the members of the Board, provided, however, that any new Board member shall be considered a member of the Incumbent Board for this purpose if the appointment or election (or nomination for such election) of the new Board member was approved or recommended by a majority vote of the members of the Incumbent Board who are then still in office.

Regular Termination Benefits

In addition to the benefits described above, the Named Executive Officers are also entitled to certain payments and benefits upon termination of employment that are provided on a non-discriminatory basis to salaried employees generally upon termination of employment. These include:

•	accrued salary and vacation pay;
•	life insurance; and
•	distribution of plan balances under the Company’s 401(k) plan.

POTENTIAL PAYMENTS UPON TERMINATION

Termination other than for Cause

On December 31, 2010, the Company had employment agreements with Drs. Singhvi and Glenn, and Messrs. Erck, Driscoll and Trizzino, which provided for a cash severance payment if the executive is terminated without “cause” or leaves for “good reason.” All vested and exercisable stock options must be exercised within three months following the termination date. If such termination had occurred on December 31, 2010, the Company would have made the following payments:

Executive	Severance Payment($)
Rahul Singhvi, Sc.D.	681,831	(1)
Stanley C. Erck	300,000
Frederick W. Driscoll	278,921
Gregory M. Glenn, M.D.	350,000
John Trizzino	290,225

(1)	Dr. Singhvi’s employment agreement also provides that, upon such termination, fifty percent (50%) of all outstanding unvested options and restricted stock shall become fully vested, which had an intrinsic value of $169,583 on December 31, 2010. Dr. Singhvi’s employment agreement also allows him 12 months from his termination date to exercise his stock options.

Cause is defined to mean (i) the executive’s willful failure or refusal to perform in all material respects the services required by him; (ii) executive’s willful failure or refusal to carry out any proper and material direction by the President and CEO or Board of Directors with respect to the services to be rendered by him or the manner of rendering such services; (iii) executive’s willful misconduct or gross negligence in the performance of his duties; (iv) executive’s commission of an act of fraud, embezzlement or theft or felony involving moral turpitude; (v) executive’s use of confidential information, other than for the benefit of the Company in the course of rendering services to the Company; or (vi) a breach of executive’s non-competition obligations.

Termination for Cause

In the event a Named Executive Officer is terminated for cause, the Company has no further obligation to the executive other than the obligation to pay any unpaid base salary and unused vacation accrued through the termination date. All vested and exercisable stock options must be exercised within three months following the termination date.

Termination as a Result of Death or Disability

In the event a Named Executive Officer is terminated for death or disability, the Company has no further obligation to the executive other than the obligation to pay any unpaid base salary and unused vacation accrued through the termination date. If the executive dies while in the employ of the Company (or within three months after the date on which the executive ceases to be an employee) vested and exercisable options may be exercised by the executive’s estate for one year following the executive’s death. If the executive becomes disabled while in the employ of the Company, vested and exercisable options may be exercised by the executive for a period of one year after the executive ceases to be an employee due to a disability.

Termination in Connection with a Change in Control

Each of the Named Executive Officers participates in the Severance Plan. The following table sets forth the payments the Company would have made if eligible Named Executive Officers had been terminated in connection with a Change in Control that occurred on December 31, 2010 in accordance with the Severance Plan:

Name	Benefit		Amount($)
Rahul Singhvi, Sc.D.	Severance Payment		909,108
	Bonus	(1)	454,554
	Equity Awards	(2)	339,165
	Health Insurance Benefits	(3)	42,217
	Total		1,745,044
Frederick W. Driscoll	Severance Payment		278,921
	Bonus	(1)	111,568
	Equity Awards	(2)	2,400
	Health Insurance Benefits	(3)	21,109
	Total		413,998
Stanley C. Erck	Severance Payment		300,000
	Bonus	(1)	300,000
	Equity Awards	(2)	4,500
	Health Insurance Benefits	(3)	6,411
	Total		610,911
Gregory Glenn, M.D.	Severance Payment		350,000
	Bonus	(1)	140,000
	Equity Awards	(2)	112,000
	Health Insurance Benefits	(3)	21,109
	Total		623,109
John Trizzino	Severance Payment		290,225
	Bonus	(1)	116,090
	Equity Awards	(2)	8,000
	Health Insurance Benefits	(3)	21,109
	Total		435,424

(1)	Bonus equals 100% of the Named Executive Officer’s target annual bonus award.
(2)	Represents the intrinsic value of all unvested equity awards at the closing price on December 31, 2010, minus any applicable exercise price. As described above, depending on when the options were granted, certain options are Single Trigger Options and others are Double Trigger Options. For the purpose of this table, the Company has assumed that both the Change in Control and the termination occurred on December 31, 2010.
(3)	Reflects the premiums for health, dental and vision coverage under the Company’s group health insurance program. Amounts are based on the premiums in effect at December 31, 2010.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE
James F. Young, Chairman
Richard Douglas
John O. Marsh
Michael A. McManus, Jr.

This Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 except to the extent that Novavax specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act of 1933 and the Securities Exchange Act of 1934 and shall not be deemed soliciting material.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management. The Audit Committee has discussed with Grant Thornton LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Statement of Auditing Standards No. 114, “The Auditor’s Communications With Those Charged with Governance”, which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations, its evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. The Audit Committee has also received the written disclosures and the letter from Grant Thornton LLP required by the Public Company Accounting Oversight Board independence and ethics rule, Rule 3526, “Communication with Audit Committees Concerning Independence”, relating to the firm’s independence from the Company and its related entities, discussed with Grant Thornton LLP its independence from the Company and considered the compatibility of the firm’s provision of non-audit services with maintaining its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
Michael A. McManus, Jr., Chairman
Richard Douglas
Gary C. Evans

This Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 except to the extent that Novavax specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act of 1933 and the Securities Exchange Act of 1934 and shall not be deemed soliciting material.

ADDITIONAL INFORMATION

Transaction of Other Business

The Board of Directors knows of no other business which will be presented for consideration at the Meeting other than the Proposals described above. If any other business should come before the Meeting, however, it is the intention of the persons named in the enclosed proxy to vote, or otherwise act, in accordance with their best judgment on such matters.

* * *

THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, OR VOTE OVER THE INTERNET OR TELEPHONE AS DESCRIBED THEREIN. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

By the Order of the Board of Directors
John A. Herrmann III Corporate Secretary

April 30, 2011

NOVAVAX inc.

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IMPORTANT ANNUAL MEETING INFORMATION 000004

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Annual Meeting Proxy Card

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR the nominee listed and FOR Proposals 2, 3, 4 and 6, and THREE YEARS for Proposal 5.

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1. Election of Class I director:

	For	Withhold
01 - Rajiv I. Modi*	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

NOVAVAX INC.

Proxy — NOVAVAX, INC.

Annual Meeting of Stockholders
June 15, 2011

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder of Novavax, Inc. hereby appoints John A. Herrmann III and Frederick W. Driscoll and each of them, attorneys, agents and proxies, with the power of substitution to each, to vote all shares of Common Stock that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Novavax, Inc., to be held at the Company's headquarters located at 9920 Belward Campus Drive, Rockville, Maryland 20850 on Thursday, June 15, 2011 at 10:00 a.m., local time, and at any adjournments thereof.

The shares represented by this proxy will be voted as directed by the undersigned. **IF NO CONTRARY INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED FOR (1) THE ELECTION OF THE NOMINEE NAMED IN THIS PROXY FOR CLASS I DIRECTOR, (2) THE RATIFICATION OF GRANT THORNTON LLP, AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS THE INDEPENDENT AUDITOR OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2011, (3) THE INCREASE OF 3,000,000 SHARES OF THE COMPANY'S COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE 2005 STOCK INCENTIVE PLAN, (4) THE APPROVAL OF THE COMPENSATION PAID TO THE COMPANY'S NAMED EXECUTIVE OFFICERS, (5) THREE YEARS AS THE FREQUENCY FOR SEEKING APPROVAL FROM OUR STOCKHOLDERS OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS; AND (6) IN THE DISCRETION OF THE PROXYHOLDER AS ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING.**

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.